As filed with the Securities and Exchange Commission on October 30, 2003

                                      Securities Act Registration No. 333-______
                                   Investment Company Registration No. 811-08376
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                      (Check appropriate box or boxes)
           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        [ ] Pre-Effective Amendment No. 1
                      [ ] Post-Effective Amendment No. ____
                                     and/or
       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             [ ] Amendment No. ____

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
                Exact name of Registrant as Specified in Charter

                          c/o RENN Capital Group, Inc.
                   8080 N. Central Expressway, Suite 210/LB 59
                               Dallas, Texas 75206
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)

                                 (214) 891-8294
               Registrant's Telephone Number, including Area Code

                                Russell Cleveland
                                President and CEO
                            RENN Capital Group, Inc.
                   8080 N. Central Expressway, Suite 210/LB 59
                               Dallas, Texas 75206

                                    Copy to:
                             Norman R. Miller, Esq.
                           Kirkpatrick & Lockhart LLP
                      2828 North Harwood Street, Suite 1800
                            Dallas, Texas 75201-6966


Approximate Date of Proposed Public Offering:
     As soon as practicable after the effective date of the registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]

It is proposed that this filing will become effective (check appropriate box)
     [X]   when declared effective pursuant to section 8(c)

If appropriate, check the following box:
     [ ] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
     [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number is of the earlier effective registration statement for the same offering is ___-_______.

           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
                                PROPOSED MAXIMUM  PROPOSED MAXIMUM   AMOUNT OF
TITLE OF SECURITIES AMOUNT BEING OFFERING PRICE  AGGREGATE OFFERING REGISTRATION
BEING REGISTERED     REGISTERED     PER SHARE           PRICE          FEE(1)
--------------------------------------------------------------------------------
Common Stock,
$1.00 par value       1,450,572      $11.63           $16,870,152      $1,364.80
--------------------------------------------------------------------------------

(1) Estimated for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "1933 Act"), based on the average of the high and low price per share of Common Stock on September 30, 2003 as reported on the Nasdaq National Market.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE 1933 ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                    FORM N-2

                              CROSS REFERENCE SHEET


                           PARTS A AND B OF PROSPECTUS


ITEM                   CAPTION                        LOCATION IN PROSPECTUS
----                   -------                        ----------------------

Item 1.    Outside Front Cover                        Front Cover Page

Item 2.    Inside Front and Outside Back Cover        Front Cover Page; Outside
           Page                                       Back Cover Page

Item 3.    Fee Table and Synopsis                     Summary; Fee Table and
                                                      Example

Item 4.    Financial Highlights                       Selected Financial Data

Item 5.    Plan of Distribution                       Not Applicable

Item 6.    Selling Shareholders                       Not Applicable

Item 7.    Use of Proceeds                            Use of Proceeds;
                                                      Investment Objectives

Item 8.    General Description of the Registrant      Cover Page; Summary; Risk
                                                      Factors; The Fund;
                                                      Investment Objectives

Item 9.    Management                                 Management

Item 10.   Capital Stock, Long-Term Debt, and         Dividends and Dividend
           Other Securities                           Reinvestment Plan; The
                                                      Offering; Description of
                                                      Common Stock

Item 11.   Defaults and Arrears on Senior             Not Applicable
           Securities

Item 12.   Legal Proceedings                          The Fund - Legal
                                                      Proceedings

Item 13.   Table of Contents of the Statement of      Not Applicable
           Additional Information

Item 14.   Cover Page                                 Front Cover Page

Item 15.   Table of Contents                          Back Cover Page

ITEM                   CAPTION                        LOCATION IN PROSPECTUS
----                   -------                        ----------------------

Item 16.   General Information and History            The Fund

Item 17.   Investment Objective and Policies          Investment Objectives

Item 18.   Management                                 Management

Item 19.   Control Persons and Principal Holders      Principal Shareholders
           of Securities

Item 20.   Investment Advisory and Other Services     Information About the
                                                      Fund's Officers and the
                                                      Investment Adviser

Item 21.   Brokerage Allocation and Other Practices   Investment Objectives

Item 22.   Tax Status                                 Federal Income Tax
                                                      Considerations

Item 23.   Financial Statements                       Financial Statements

[LOGO]

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation or sale would be unlawful prior to notification under the securities laws of any such state.

                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED OCTOBER 30, 2003

                        1,450,572 SHARES OF COMMON STOCK
 Issuable upon the Exercise of Transferable Rights to Subscribe for such Shares

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

     Renaissance Capital Growth & Income Fund III, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on ___________, 2003 (the "Record Date") transferable rights (the "Rights") entitling you to subscribe for an aggregate of 1,450,572 shares of common stock, $1.00 par value ("Common Stock"), of the Fund (such shares, together with all outstanding shares of the Fund's Common Stock, "Shares"). You will receive one Right for each three Shares you hold on the Record Date. The number of Rights issued to you will be rounded up to the nearest number of Rights. The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held (the "Primary Subscription"). The Rights further entitle you to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by other holders in the Primary Subscription (the "Over-Subscription Privilege"). The offering (the "Offering") will expire at 5:00 p.m., Eastern time, on ______________, 2003 (the "Expiration Date"), unless extended by the Fund. The Rights are transferable and will be listed for trading on the Nasdaq National Market under the symbol "RENNR." The Shares trade on the Nasdaq National Market under the symbol "RENN."

     Affiliates of Russell Cleveland, President and CEO of the Fund, which own 5.8% of Common Stock, intend to subscribe for at least 84,066 shares of Common Stock upon full exercise of their Rights and may participate in the Over-Subscription Privilege.

     The subscription price for each Share to be issued pursuant to the Offering will be 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq National Market on the Expiration Date and the four preceding business days (the "Subscription Price"). You will not know the actual Subscription Price at the time of exercise. You therefore will be required initially to pay for the Shares at the estimated Subscription Price of $______ per Share, based on the volume-weighted average of the last reported bid price per share on the Nasdaq National Market on the commencement date of the Offering and each of the four preceding business days ("Estimated Subscription Price"). Once you subscribe for Shares and your payment is received, you will not be able to change your decision.

     Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offering, own a smaller proportional interest in the Fund than they would if they exercised. In addition, because the Subscription

Price per Share will be less than the net asset value per share on the Pricing Date, you will experience an immediate dilution, which could be significant, of the aggregate net asset value of your shares. This dilution will disproportionately affect you if you do not exercise your Rights in full. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be when the Offering expires, what the Subscription Price will be or what proportion of the Rights will be exercised. See "Risk Factors - Dilution," page 18.

     The net asset value per share at the close of business on September 30, 1998, September 30, 2002 and September 30, 2003 were $9.02, $9.67 and $14.76, respectively, and the last reported bid price per share on the Nasdaq National Market on ___________, 2003 was $____.

     Pursuant to its annual distribution policy, the Fund currently pays to its shareholders a minimum annual distribution of $0.40, payable quarterly. The Fund has paid a total of $7.96 per share in cash to its shareholders since inception in 1995 through September 30, 2003.

     The Fund is a non-diversified, closed-end fund that has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The investment objective of the Fund is to provide shareholders with current income and long-term capital appreciation by investing primarily in privately-placed convertible or equity securities of emerging growth public companies. The Fund's mailing address is 8080 N. Central Expressway, Suite 210-LB 59, Dallas, Texas 75206, its telephone number is (214) 891-8294.

FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES, SEE "RISK FACTORS" ON PAGE 17 AND "THE FUND" ON PAGE 33 OF THIS PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             Per Share         Total(4)
                                             ---------         --------

Estimated Subscription Price(1)              $________        $________

Sales Load                                      None            None

Estimated Proceeds to Fund(2)(3)             $________        $________

-------------------
(1) The Estimated Subscription Price is computed as 95% of the volume-weighted average of the last reported bid price of the Fund's Common Stock on the Nasdaq National Market on __________, 2003 and each of the four preceding business days.

(2) Before deduction of Offering costs incurred related to this Offering, payable by the Fund, estimated at $_____.

(3) Funds received prior to the final due date of the Offering will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of Shares. Interest on subscription monies will be paid to the Fund regardless of whether shares are issued by the Fund.

(4)  Assumes all Rights are exercised at the Estimated Subscription Price.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and to retain it for future reference.

ALL QUESTIONS AND INQUIRIES RELATING TO THE OFFERING SHOULD BE DIRECTED TO THE INFORMATION AGENT, THE ALTMAN GROUP, TOLL FREE AT TELEPHONE NUMBER (800) 467-0740 OR EMAIL ADDRESS WANTLER@ALTMANGROUP.COM. THE MAILING ADDRESS OF THE ALTMAN GROUP IS 1275 VALLEY BROOK AVENUE, LYNDHURST, NEW JERSEY 07071.

                             ----------------------

              The date of this Prospectus is ________________, 2003

                                     SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE OFFERING FULLY, YOU SHOULD READ THE ENTIRE DOCUMENT CAREFULLY, INCLUDING THE RISK FACTORS.

PURPOSE OF THE OFFERING

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding Shares of the Fund and to increase the assets of the Fund available for investment. The primary reasons are as follows:

     o raising more cash will better position the Fund to take advantage of investment opportunities that may arise in the future, while retaining investments believed to be attractive in the Fund's portfolio.

     o a larger number of outstanding Shares and a larger shareholder base could increase the level of market interest in the Fund and the liquidity of the Shares.

     o increasing the Fund's total assets would reduce expenses per share due to the spreading of fixed expenses over a larger asset base and may lower the Fund's expenses as a proportion of net assets.

     The Board considered the effect that the issuance of the Shares would have on the net asset value of the Fund and also considered the dilutive effect on current shareholders, particularly those who determine not to exercise their Rights to purchase additional Shares. The Board considered that non-participating shareholders would have the opportunity to sell their Rights for cash and would derive a benefit if the Fund invests additional amounts that earn a return that exceeds the dilution, thus mitigating the dilutive effect of the Rights Offering on those shareholders.

     The Board believes that the Offering would permit the Fund to accomplish these objectives, while allowing shareholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.

IMPORTANT TERMS OF THE OFFERING

     Maximum Number of Shares to be Issued            1,450,572

     Number of Rights Issued                          1,450,572

     Number of Rights Issued Per Existing Shares      1 Right for each 3 shares
                                                      held

     Subscription Ratio                               1 Right to buy 1 Share

     Estimated Subscription Price                     $__________

     Shares Outstanding at September 30, 2003         4,351,718

KEY ELEMENTS OF THE OFFERING

o    ONE-FOR-THREE OFFERING

          The Offering will give shareholders of record the "right" to purchase one new Share of the Fund for every one right held. For example, if you own 300 shares on the announced record date, you will receive 100 Rights entitling you to purchase 100 new Shares of the Fund. Shareholders will be able to exercise all or some of their Rights. The number of Rights issued to a Record Date Shareholder will be rounded up to the nearest number of Rights. However, Record Date Shareholders who do not exercise all of their Rights will not be able to participate in the Over-Subscription Privilege. See "Over-Subscription Privilege" below.

o    TRANSFERABLE RIGHTS

          The Rights issued in the Offering will be transferable, will be traded on the Nasdaq National Market and will afford non-subscribing shareholders the option of selling their Rights on the Nasdaq National Market or through the subscription agent, The Colbent Corporation (the "Subscription Agent"). Selling the Rights allows a non-exercising shareholder (i.e., a shareholder who does not wish to purchase additional shares in the Offering) the ability to offset some of the dilution which would otherwise occur. In contrast, in a non-transferable rights offering (i.e., an offering where the rights cannot be traded), non-exercising shareholders would experience full dilution.

          There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of dilution otherwise realized by a non-exercising shareholder. The period during which Rights will trade will be limited and, upon the Expiration Date, the Rights will cease to trade and will have no residual value.

o    SUBSCRIPTION PRICE

          Under the Offering, new Shares will be sold at a price equal to 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq National Market on the Expiration Date and the four preceding business days. Management believes that this pricing formula (versus a higher or lower percentage discount or a pre-determined fixed price) will provide an incentive to shareholders (as well as others who might trade in the transferable Rights) to participate in the Offering.

o    OVER-SUBSCRIPTION PRIVILEGE

          If all of the Rights initially issued are not exercised by Record Date Shareholders, any unsubscribed shares will be offered to other Record Date Shareholders who have fully exercised the Rights initially issued to them and who wish to acquire additional shares. If shares are insufficient to honor all over-subscriptions, the available shares will be allocated pro-rata among those who over-subscribe based on the number of Rights originally issued to them.

HOW TO EXERCISE RIGHTS

o If your existing Shares are held in a brokerage account or by a custodian bank or trust company, contact your broker or financial adviser for additional instructions on how to participate in the Offering.

o If your existing Shares are held by you of record, complete, sign and date the enclosed Subscription Certificate.

o Make your check or money order payable to "Renaissance Capital Growth & Income Fund III, Inc." in the amount of $___________ for each Share you wish to buy including any Shares you wish to buy pursuant to the Over-Subscription Privilege. This payment may be more or less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.

o You should mail the subscription certificate and your payment in the enclosed envelope to the Subscription Agent in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on _________, 2003, unless extended. Its mailing address is 161 Bay State Drive, Braintree, MA 02184.

     Once you subscribe for Shares and your payment is received, you will not be able to change your decision.

     Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See "The Offering."

     The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares from the Offering. All interest will accrue to the benefit of the Fund, and investors will not earn interest on payments submitted.

IMPORTANT DATES TO REMEMBER

     Record Date                                              ____________, 2003

     Final Date for Sales of Rights                           ____________, 2003

     Expiration Date (Payment for Shares and Notices of       ____________, 2003
     Guaranteed Delivery Due)                                 (unless extended)

     Due Date for Delivery by Brokerage Firms or Custodian    ____________, 2003
     Banks of Payment and Subscription Certificates to        (unless extended)
     Subscription Agent pursuant to Notice of Guaranteed
     Delivery

     Mailing of Shares and Confirmations of Purchases of      Not later than
     Shares                                                   ______, 2003
                                                              (unless extended)

ADDITIONAL TERMS OF THE OFFERING

     The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held by you. You will receive one Right for each three Shares you hold on the Record Date. These Rights are transferable. The holders of the Rights may exercise them at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on _____________, 2003, unless extended.

     In addition, if a Record Date Shareholder subscribes for the maximum number of Shares to which it is entitled, such holder may also subscribe for Shares that were not otherwise subscribed for by other shareholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offering - Over-Subscription Privilege" on page 23. The Fund will not offer or sell in connection with the Offering any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

     No fractional Rights will be issued.

     The Subscription Price per Share will be 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq National Market on the Expiration Date and each of the four preceding business days.

     The Rights are transferable and will be listed for trading on the Nasdaq National Market under the symbol "RENNR." There is no assurance that a market for the Rights will develop.

     Before exercising your Rights pursuant to the Offering, you should consider the factors described in this Prospectus, including without limitation, the factors described under "The Fund," "Investment Objectives and Policies" and "Risk Factors." These factors include the effects of the Offering, the limitations on the ability of the Fund to pay dividends, and the fact that Shares sometimes trade above or below their net asset value. In addition, the Offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares, if you do not fully exercise your Rights.

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE METHOD OF SUBSCRIBING FOR SHARES OR FOR ADDITIONAL COPIES OF THIS PROSPECTUS OR SUBSCRIPTION CERTIFICATES OR NOTICES OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE INFORMATION AGENT, THE ALTMAN GROUP, TOLL FREE AT TELEPHONE NUMBER (800) 467-0740 OR EMAIL ADDRESS WANTLER@ALTMANGROUP.COM. THE MAILING ADDRESS OF THE ALTMAN GROUP IS 1275 VALLEY BROOK AVENUE, LYNDHURST, NEW JERSEY 07071. SHAREHOLDERS MAY ALSO CONTACT THEIR BROKERS OR NOMINEES FOR INFORMATION WITH RESPECT TO THE OFFERING.

THE FUND

     The Fund is a non-diversified, closed-end fund that has elected to be treated as a business development company under the 1940 Act. The investment objective of the Fund is to provide shareholders with current income and long-term capital appreciation by investing primarily in convertible and equity securities of emerging growth public companies.

     Pursuant to its annual distribution policy, the Fund currently pays to its shareholders a minimum annual distribution of $0.40, payable quarterly. The Fund has paid a total of $7.96 per share in cash to its shareholders since inception in 1995 through September 30, 2003.

     As discussed more fully herein, investment in the Fund involves a number of significant and substantial risks, including:

     o risks associated with the Fund's investments in securities of emerging growth companies

     o the fluctuation of the Fund's net asset value in connection with changes in the value of its portfolio securities

     o risks associated with the Fund's investments in certain restricted and illiquid securities

     No assurance can be given that the Fund will achieve its investment objectives.

     In addition, the Rights Offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights.

THE ADVISER

     RENN Capital Group, Inc., a Texas corporation ("RENN Group"), with its executive offices at 8080 N. Central Expressway, Suite 210-LB 59, Dallas, Texas 75206, is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and subject to its reporting and other requirements. RENN Group is also the investment manager of Renaissance US Growth and Investment Trust PLC ("RUSGIT") and the investment adviser to BFSUS Special Opportunities Trust PLC ("BFSUS"), investment trusts listed on the London Stock Exchange with similar investment objectives as the Fund. RUSGIT and BFSUS are referred to as the "Advisor Affiliated Funds."

     RENN Group is primarily responsible for the selection, evaluation, structure, valuation and administration of the Fund's investment portfolios. Pursuant to its Investment Advisory Agreement with the Fund, RENN Group is entitled to receive an annual management fee of 1.75% of the Fund's net assets, payable quarterly. In addition, RENN Group is entitled to receive an incentive fee payable quarterly that is equal to 20% of the Fund's realized capital gains in excess of realized capital losses after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund.

                              FEE TABLE AND EXAMPLE

     The following Fee Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund bears directly or indirectly.

                                    FEE TABLE

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of the Subscription Price per Share)          None
--------------------------------------------------------------------------------
ANNUAL EXPENSES (AS A PERCENTAGE OF THE FUND'S NET ASSETS)(1)
  Management Fee(2)                                                        1.75%
--------------------------------------------------------------------------------
  Interest Expense                                                         0.11%
--------------------------------------------------------------------------------
  Other Expenses(3)                                                        1.17%
--------------------------------------------------------------------------------
     Total Annual Expenses                                                 3.03%
--------------------------------------------------------------------------------

----------------------------

(1) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offering, assuming that all of the Rights are exercised.

(2) Paid quarterly at the rate of 0.4375%. In addition to its management fees, RENN Group is entitled to receive an incentive fee payable quarterly that is equal to 20% of the Fund's realized capital gains in excess of realized capital losses after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund.

(3) The expenses of the Dividend Reinvestment Plan are included in stock record expenses, a component of "Other Expenses."

                                     EXAMPLE
                                     -------

                                     CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                       ------     -------    -------    --------

You would pay the following expenses
on a $1,000 investment, assuming a 5%
annual return throughout the periods    $32        $97        $165        $345

     The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly. It should be noted that if any portion of the assumed return on investment includes net realized gain, an incentive fee of 20% of such realized gain may be incurred and would further increase expenses reflected in the table above. See footnote (2) above. The example set forth above assumes reinvestment of all dividends and other distributions at net asset value and an annual expense ratio of 3.03%. The Fee Table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission (the "Commission") regulations applicable to all management investment companies. The Example and Fee Table should not be considered as a representation of past or future expenses or annual rates of return, which may be more or less than those assumed for purposes of the Example and Fee Table. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive Shares purchased or issued at a price or value different from net asset value.

                             SELECTED FINANCIAL DATA

     The following selected financial data for the period from January 1, 1998 through December 31, 2002 is derived from the Fund's audited financial statements. The selected data presented for the six months ended June 30, 2002 and 2003 are derived from unaudited financial statements of the Fund which, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations of the Company as of and for these periods. Results of operations for the six months ended June 30, 2003 are not necessarily indicative of the results of operations that may be achieved for the full fiscal year. The Data should be read in conjunction with the Fund's financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                   OPERATING PERFORMANCE
                                                   ---------------------

                    SIX MONTHS ENDED JUNE 30,                              YEAR ENDED DECEMBER 31,
                       2003           2002            2002           2001           2000           1999          1998
                       ----           ----            ----           ----           ----           ----          ----
                          (UNAUDITED)
Gross income        $2,491,568    $(3,195,048)    $(3,051,938)    $2,676,702     $9,750,577    $12,768,575     $5,956,344
(loss),
including
realized gain
(loss)
Net unrealized       8,500,437      2,805,510      (8,205,633)     9,365,167     (1,507,015)     4,465,591     (1,222,151)
appreciation
(depreciation)
on investments
Net income          10,096,729     (1,324,151)    (12,773,524)     9,546,715      5,032,203     13,535,928      2,794,004
(loss)
Net income                2.32          (0.30)          (2.93)          2.19           1.18           3.27           0.66
(loss) per share
Total assets        85,343,440     69,870,643      50,495,721     77,016,668     64,077,600     46,725,122     42,322,725
Net assets          50,485,451     53,213,357      41,259,066     54,537,508     47,346,067     45,934,306     41,475,701
Net assets per           11.60          12.20            9.48          12.50          10.86          11.09          10.01
share

                                       SELECTED PER SHARE DATA
                                       -----------------------

                           JUNE 30,                                DECEMBER 31,
                      2003         2002        2002        2001        2000        1999        1998
                      ----         ----        ----        ----        ----        ----        ----
                         (UNAUDITED)
Investment Income     0.35         0.05        0.09        0.14        0.40        0.42        0.67
Operating            (0.20)       (0.20)      (0.33)      (0.54)      (0.75)      (0.89)      (0.46)
Expenses
Interest Expense     (0.01)       (0.01)      (0.01)      (0.03)      (0.00)      (0.00)      (0.00)
Net Investment        0.14        (0.16)      (0.26)      (0.43)      (0.36)      (0.48)       0.21
Income (Loss)
Tax return of           (1)        0.00       (0.10)      (0.00)      (0.03)      (0.08)      (0.30)
capital
Distributions           (1)        0.00       (0.00)      (0.54)      (1.47)      (2.11)      (0.68)
from net capital
gains
Net realized          0.23        (0.79)      (0.79)       0.47        1.89        2.67        0.74
gain (loss) on
investments
Net increase          1.95         0.64       (1.89)       2.14       (0.35)       1.08       (0.29)
(decrease) in
unrealized
appreciation of
investments
Increase              2.12        (0.30)      (3.05)       1.64       (0.32)       1.08       (0.32)
(decrease) in
net asset value
Capital stock         0.00         0.00       (0.01)       0.00        0.09        0.00        0.08
transactions
Net Asset Value       9.48        12.50        12.50       10.86      11.09        10.01       10.25
Beginning of year
Net Asset Value       11.60       12.20        9.48        12.50      10.86        11.09       10.01
End of year
----------------------------

(1)  The nature of the dividends cannot be determined until year-end.  As of June 30, 2003, $0.20 had been paid.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

     The purpose of the Fund is to provide capital to emerging growth public companies whose ability to service the securities is sufficient to provide income to the Fund and whose growth potential is sufficient to provide opportunity for long-term capital appreciation.

SOURCES OF OPERATING INCOME

     The major source of operating income for the Fund is investment income, either in the form of interest on debentures, dividends on stock, or interest on securities held pending investment in portfolio companies. However, the Fund also generates income through capital gains. Further, the Fund in some cases receives due diligence, commitment, and closing fees, as well as other similar types of revenue. Director's compensation received by RENN Group (or its personnel) for services to a portfolio company is paid to the account of the Fund.

LIQUIDITY AND CAPITAL RESOURCES

     For the three months ended June 30, 2003, net assets increased 38.36% from $36,487,668 at March 31, 2003, to $50,485,451, or $11.60 per share, at June 30,
2003. This increase is primarily attributable to an increase in the net unrealized appreciation of investments from $479,705 at March 31, 2003, to $15,041,337 at June 30, 2003.

     At the end of the second quarter of 2003, the Fund had net cash and cash equivalents of $681,236 versus net cash and cash equivalents of $1,181,514 at March 31, 2003, primarily due to an increase in the Fund's margin balance. Receivables, including interest, dividends, and brokerage, increased from $418,407 at March 31 to $604,436 at June 30, 2003, due primarily to a combination of dividends accrued on Integrated Security Systems Series F and G Preferred Stock, interest and dividends that were accrued on the restructuring of eOriginal, and the brokerage receivable. Prepaid expenses decreased from $21,575 at March 31 to $2,877 at June 30, 2003, primarily due to quarterly charges against prepaid insurance amounts.

     Accounts payable increased slightly from $20,932 at March 31, to $21,632 at June 30, 2003. Accounts payable to affiliate decreased 7.37% from 372,169 at March 31, to $344,753 at June 30, 2003, reflecting an increase in management fee due to higher portfolio values in the second quarter offset by a decrease in incentive fees due to lower realized gains during the second quarter.

     The majority of the Fund's investments in portfolio companies are individually negotiated, unregistered for public trading, and subject to legal and contractual investment restrictions. Accordingly, the portfolio investments are generally considered non-liquid. This lack of liquidity primarily affects the ability to make new investments and distributions to shareholders.

     From time to time, funds are deposited in margin accounts and invested in government securities. Government securities used as cash equivalents typically consist of U. S. Treasury securities or other U. S. Government and Agency obligations having slightly higher yields and maturity dates of three months or less. These investments qualify for investment as permitted in Section 55(a)(1) through (5) of the 1940 Act.

RESULTS OF OPERATIONS

     SIX MONTHS ENDED JUNE 30, 2003 AND 2002. For the six months ended June 30, 2003, the Fund experienced net investment income in the amount of $614,993, compared to a net investment loss in the amount of ($705,270) for the same six-month period in 2002. Interest income increased from $185,104 for the six months ended June 30, 2002, to $347,486 for the same period of 2003, an increase of 86.72%. Dividend income for the six-month period ended June 30, 2003, was $1,161,230 versus $43,238 for the same period in 2002.

     General and administrative expenses decreased from $246,609 in the six months ended June 30, 2002, to $193,180 for the same period in 2003. Legal and professional expenses also decreased from $165,289 in 2002 to $80,514 for the six months ended June 30, 2003. Management fees decreased from $478,313 for the six months ended June 30, 2002, to $386,878 for the same period in 2003; whereas incentive fees increased from zero in 2002 to $196,260 for the six months ended June 30, 2003.

     Net income for the first six months of 2003 was $10,096,729, compared to a net loss in the amount of ($1,324,151) for the same period of 2002. In addition to the increases in income and decreases in expenses discussed previously, this increase was driven by an increase in net unrealized appreciation on investments from $2,805,510 in 2002 to $8,500,437 in 2003. In addition, in the first six months of 2003, the Fund realized net gains on investments in the amount of $981,299, compared to a net realized loss on investments of ($3,424,391) in the same period of 2002.

     2002 COMPARED TO 2001. During the year ended December 31, 2002, the Fund made additional portfolio investments aggregating $6,851,707 compared to $3,509,674 in 2001. The Fund realized proceeds from the sale of investments in the amount of $4,911,282 compared to $10,364,052 in 2001. The Fund's realized net loss of ($12,773,524) is due to a combination of a net investment loss of ($1,138,298), net unrealized depreciation on investments of ($8,205,633), and net realized loss on investments of ($3,429,593).

     Interest income decreased 34.14% for the year in comparison to 2001 primarily due to the conversion of debt positions into equity. In addition, reserves were taken on interest accruals for some of the Fund's investments. Dividend income decreased 63.86% from $195,453 in 2001 to $70,640 in 2002 due primarily to smaller custodial cash balances earning dividends and decreased dividends declared and paid by portfolio investments. Commitment and other fee income increased from $3,100 in 2001 to $28,442 in 2002 primarily as a result of increased loan closing fees.

     General and administrative expenses, including interest expense and legal fees, but excluding incentive and management fees, decreased 1.17% from $662,872 in 2001 to $655,119. No incentive fee was incurred in 2002 compared to an incentive fee expense of $919,429 in 2001 because there were no net realized capital gains achieved on investments during 2002. Management fees decreased from $912,544 in 2001 to $860,834 in 2002, a decrease of 5.67% due to lower portfolio values during 2002. Net investment loss decreased 39.24% to ($1,138,298) in 2002 down from ($1,873,288) in 2001 due primarily to the absence of an incentive fee in 2002, combined with the decrease in interest expense, legal fees, and management fees, partially offset by the increase in general and administrative expenses.

     Net income decreased from $9,546,715 in 2001 to a net loss of ($12,773,524) in 2002. In 2001, the Fund had realized gains of $2,054,836 compared to a net realized loss on investments of ($3,429,593) in 2002. Likewise, the Fund experienced net unrealized appreciation on investments in 2001 of $9,365,167 compared to the 2002 net unrealized depreciation on investments in the amount of ($8,205,633).

     2001 COMPARED TO 2000. During the year ended December 31, 2001, the Fund realized proceeds from the sale of investments $10,364,052 compared to $10,366,539 in 2000. The Fund expended $3,509,674 in 2001 for the purchase of investments compared to purchases of $7,838,711 in 2000. The Fund's net income of $9,546,715 for 2001 is due primarily to a net unrealized appreciation on investments of $9,365,167 and a net realized gain on investments of $2,054,836.

     Interest income decreased 71.19% for the year in comparison to 2000 primarily because many of the Fund's debt positions were converted to equity positions. Dividend income in 2001 increased 70.77% from $114,455 in 2000 to $195,453 in 2001 due primarily to the previously described conversion from debt to equity positions and a change in the custodial arrangements whereby short-term treasury funds now earn a dividend rather than interest. Commitment and other fee income decreased from $112,375 in 2000 to $3,100 in 2001 due to fewer investments being originated together with a reduction in outside directors fees and advisory fees as a result of the Fund's officers holding fewer outside board positions.

     General and administrative expenses decreased 2.65% from $422,554 in 2000 to $411,348 in 2001. Incentive fees decreased 42.93% from $1,611,135 in 2000 to $919,429 in 2001 due to lower net realized gains achieved on investments throughout 2001. Management fees decreased 13.62% to $912,544 due to a lower net asset value throughout the year. Net investment loss for 2001 increased to ($1,873,288) in 2001, compared to ($1,516,461) for 2000, an increase of 23.53%, due primarily to lower interest income as a result of converting debt positions to equity, offset somewhat by reduced expense levels.

     Net income for 2001 was $9,546,715, an increase of 89.71% over $5,032,203 in 2000. In 2000, realized gains were $8,055,679 in comparison to realized gains for 2001 of $2,054,836. Realized gains decreased in 2001 from 2000 due to higher levels of realized losses taken on portfolio investments. In addition, the Fund's net unrealized appreciation on investments in 2001 was $9,365,167 in comparison to a net unrealized depreciation on investments for 2000 of ($1,507,015) due to higher market values for Fund holdings.

                                   MARKET RISK

     The Fund is subject to financial market risks, including changes in market interest rates as well as changes in marketable equity security prices. The Fund does not use derivative financial instruments to mitigate any of these risks. The return on the Fund's investments is generally not affected by foreign currency fluctuations.

     A majority of the Fund's net assets consists of common stocks and warrants and options to purchase common stock in publicly traded companies. These investments are directly exposed to equity price risk, in that a percentage change in these equity prices would result in a similar percentage change in the fair value of these securities.

     A lesser percentage of the Fund's net assets consists of fixed rate convertible debentures and other debt instruments as well as convertible preferred securities. Since these instruments are generally priced at a fixed rate, changes in market interest rates do not directly impact interest income, although changes in interest rates could impact the Fund's yield on future investments in debt instruments. In addition, changes in market interest rates are not typically a significant factor in the Fund's determination of fair value of its debt instruments, as it is generally assumed they will be held to maturity, and their fair values are determined on the basis of the terms of the particular instrument and the financial condition of the issuer.

     A small percentage of the Fund's net assets consists of equity investments in private companies. The Fund would anticipate no impact on these investment from modest changes in public market equity prices. However, should significant changes in market prices occur, there could be a longer-term effect on valuations of private companies which could affect the carrying value and the amount and timing of proceeds realized on these investments.

                     TRADING AND NET ASSET VALUE INFORMATION

     In the past, the Shares have traded at various times at either a premium or a discount in relation to net asset value. It is not possible to predict whether the Shares offered hereby will trade at, above or below net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. As of September 30, 2003, the Fund's Shares traded at a 22.49% discount from their net asset value. The Fund's net asset value is determined by the Board of Directors at the end of each calendar quarter.

     Shares of the Fund's Common Stock are traded on the Nasdaq National Market under the symbol "RENN" and reported on Bloomberg. The following table sets forth, for the periods indicated, high and low bid prices as quoted on Nasdaq, the net asset value per share at the end of each quarter and the premium (discount) to net asset value at the end of each quarter. The Nasdaq bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not represent actual transactions. See "Valuation of Investments" below.

                                           NET ASSET VALUE    BID PRICE PREMIUM
                                           ---------------    -----------------
                                           PER SHARE AT END     (DISCOUNT) TO
                                           ----------------     -------------
YEAR AND QUARTER        BID PRICE                OF            NET ASSET VALUE
----------------        ---------                --            ---------------
                    HIGH        LOW           QUARTER          HIGH       LOW
                    ----        ---           -------          ----       ---
2000
----
First Quarter      $15.38       $8.75         $18.76         -18.02%    -53.36%
Second Quarter     $14.56      $12.50         $12.64          15.19%     -1.11%
Third Quarter      $13.75      $11.25         $13.48           2.00%    -16.54%
Fourth Quarter     $13.50       $8.38         $10.85          24.42%    -22.76%

2001
----
First Quarter      $11.00       $8.81         $10.95           0.46%    -19.54%
Second Quarter     $11.00       $8.75         $12.30         -10.57%    -28.86%
Third Quarter      $11.00       $9.85         $11.66          -5.66%    -15.52%
Fourth Quarter     $11.45      $10.03         $12.54          -8.69%    -20.02%

2002
----
First Quarter      $10.93      $10.25         $12.76         -14.34%    -19.67%
Second Quarter     $11.95       $9.96         $12.20          -2.05%    -18.36%
Third Quarter      $10.00       $8.94          $9.67           3.41%     -7.55%
Fourth Quarter      $8.59       $6.75          $9.48          -9.39%    -28.80%

2003
----
First Quarter       $8.36       $6.75          $8.38          -0.24%    -19.45%
Second Quarter      $9.35       $6.80         $11.60         -19.40%    -41.38%
Third Quarter      $12.02       $9.15         $14.76         -18.56%    -38.01%

     The net asset value per share at September 30, 1998, September 30, 2002 and September 30, 2003 were $9.02, $9.67 and $14.76, respectively, and the last reported bid price per share on the Nasdaq National Market on _________, 2003 was $_____.

     As of September 30, 2003, there were approximately 863 record holders of Common Stock.

                    DIVIDENDS AND DIVIDEND REINVESTMENT PLAN

DIVIDENDS

     The Fund seeks to provide returns to shareholders through cash dividends of net investment income and through distributions of realized gains. On November 5, 2002, the Fund announced a minimum annual distribution policy of $0.40 per share, with an initial quarterly cash distribution of $0.10 per share that was paid December 12, 2002. The intent of the Policy is for the Fund to make distributions of $0.10 per share in each of the first three quarters of the year with a final distribution in the fourth quarter equal to $0.10 per share or a greater amount sufficient to satisfy the distribution requirements of the Internal Revenue Code. The Policy is subject to quarterly review and approval by the Fund's Board of Directors. According to the Policy, the distributions could be paid from interest or dividend income, capital gains, or a return of capital in the event there is insufficient income or capital gains to satisfy the Policy.

     The Fund has paid a total of $7.96 per share to its shareholders since inception, including $1.54 in capital gains distributions and investment income in 2000, $0.54 in capital gains distributions in 2001, $.10 per share in December 2002 classified as a tax return of capital, and distributions of $0.10 per share in each of February, May and August 2003. Pursuant to its annual distribution policy, the Fund currently pays to its shareholders a minimum annual distribution of $0.40, payable quarterly.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Reinvestment Plan") any shareholders whose shares are registered in their own names will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares pursuant to the Reinvestment Plan unless and except for each such shareholder who individually elects to receive such on a current basis in lieu of reinvestment. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners ("Nominee Shareholders"), the plan agent, American Stock Transfer & Trust Co. (the "Plan Agent") will administer the Reinvestment Plan on the basis of the number of shares certified by such Nominee Shareholders as registered for shareholders that have not elected to receive dividends and distributions in cash.

     Investors that own shares registered in the name of a Nominee Shareholder should consult with such nominee as to participation or withdrawal from such plan.

     When the Fund declares a dividend or distribution payable in cash, the non-participants will receive cash, and the Participants will receive Common Stock to be issued by the Fund or purchased in the open market. If the market value per share on the valuation date equals or exceeds the net asset value per share on that date, or if such open market purchases cause the price to increase to the net asset value, the Fund will issue new Shares at the net asset value. If the net asset value exceeds the market price, the Fund will, as agent for the participants, buy Fund shares in the open market or in private transactions as soon as practicable after such date. If before the Fund has completed the purchases the market price exceeds the net asset value, the Fund may suspend purchasing in the market and the Fund will issue new Shares at net asset value to fulfill the purchase requirements.

     Participants also have the option, commencing on January 1 of each year, of making additional annual cash payments to the Reinvestment Plan in any amount of $1,000 or more up to $10,000. Larger amounts may be accepted with the prior approval of the Fund. The Fund will use all funds received from participants to purchase Fund shares to be issued by the Fund or purchased in the open market on or about February 28. Any voluntary funds must be received no later than 10 days prior to such date and any prior deposit may be withdrawn if written request for withdrawal is received by the Fund no later than 10 days prior to such date.

     The Plan Agent will maintain all shareholder accounts in the Reinvestment Plan and furnish written confirmation of all transactions in an account. Shares in the Reinvestment Plan will be held in the name of the participant and each shareholder's proxy will include any Reinvestment Plan holdings.

     There is no charge to the participants for reinvesting dividends and distributions or for voluntary cash payments. There are no brokerage charges with respect to shares issued directly by the Fund for participants in the Reinvestment Plan. However, each participant pays a pro rata share of brokerage charges for shares purchased in the market.

     The Fund reserves the right to terminate the Reinvestment Plan. Further, the Reinvestment Plan may be amended by the Fund upon 30 days notice to participants. A participant may withdraw from the Reinvestment Plan upon written request to the Plan Agent, in which event, no further Fund share purchases will be made for such withdrawing participant and all shares and funds held for such participant will be forwarded to the participant or to their order upon their request. All communications regarding the Reinvestment Plan should be directed to the Plan Agent.

                                  RISK FACTORS

AN INVESTMENT IN THE FUND IS SUBJECT TO A NUMBER OF RISKS AND SPECIAL CONSIDERATIONS, INCLUDING THE FOLLOWING:

HIGHER RISK INVESTMENTS

     The Fund is designed for long-term investors. Investors should not rely on the Fund for their short-term financial needs. The value of the higher risk securities in which the Fund invests will be affected by:

     o    general economic conditions

     o    the securities market

     o    the market for public offerings

     o    specific industry conditions

     o    the management of the individual issuer

     Additionally, the Fund may not achieve its investment objectives.

DILUTION

     You may experience an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights pursuant to the Offering. This is because the Subscription Price per Share will likely be less than the Fund's net asset value per Share on the Expiration Date, and the number of Shares outstanding after the Offering is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, if you do not fully exercise your Rights you should expect that you will, at the completion of the Offering, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of any such decrease in net asset value, because it is not known at this time what the net asset value per share will be at the Expiration Date or what proportion of the Shares will be subscribed, such dilution could be significant. For example, assuming that all Rights are exercised at the Estimated Subscription Price of $_______, expenses associated with the Offering were $________, and the Fund's net asset value otherwise remained constant, the Fund's net asset value per Share on such date would be reduced by approximately $_______ per Share (or ___%). Your ability to transfer your Rights allows you to receive cash for such Rights should you choose not to exercise them. However, it is not certain that a market for the Rights will develop, and no assurance can be given as to the value, if any, that such Rights will have.

INVESTMENTS IN EMERGING GROWTH COMPANIES

     As a business development company, the Fund invests a large portion of its assets in restricted securities issued by emerging growth public companies, some of which have operated at losses or have experienced substantial fluctuations in operating results. Typically, such companies depend for their success on the management talents and efforts of one person or a small group of persons, so that the death, disability or resignation of such person or persons could have a materially adverse impact on them. Moreover, smaller companies frequently have narrower product lines and smaller market shares than larger companies and, therefore, may be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Because these companies will generally have highly leveraged capital structures, reduced cash flow resulting from an adverse business development, shift in customer preferences, or an economic downturn or the inability to complete a public offering or other financing may adversely affect the return on, or the recovery of, the Fund's investment in them. Investment in such companies therefore involves a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered highly speculative. No assurance can be given that some of the Fund's investments will not result in substantial or complete losses.

LONG-TERM CHARACTER OF PORTFOLIO INVESTMENTS

     It is expected that investments made in accordance with the Fund's investment objective will usually yield a current return from the time they are made but will generally produce a profit, if any, from an accompanying equity feature only after three to five years. There can be no assurance that either a current return or capital gains will actually be achieved.

RESTRICTED SECURITIES AND ILLIQUIDITY

     Many of the investments of the Fund consist of securities acquired directly from the issuers in private transactions. They are usually subject to restrictions on resale without registration under the Securities Act, which would involve delay and expense, and there is no established trading market for such securities.

     The common stock underlying these securities is generally unregistered and thinly-to-moderately traded. From time to time the Fund may seek to register and sell unregistered securities or, pursuant to Rule 144 of the 1933 Act, may seek to sell unregistered securities, if certain holding periods, volume requirements, and other conditions of the Act are met. The limitations on the sale of securities under Rule 144 could prevent or delay any sale of the Fund's securities or reduce the amount of proceeds that might otherwise be realized by the Fund. Restricted securities generally sell at a price lower than similar securities that are not subject to restrictions on sale.

MARKET PRICE DISPARITIES

     Shares of closed-end management investment companies frequently trade at a discount from net asset value but, there are examples of companies, including the Fund, which have traded at a premium to net asset value from time to time. At September 30, 2003, the Fund's shares traded at a 22.49% discount to their net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that a fund's net asset value per share will decline. It is not possible to predict whether the Shares offered hereby will trade at, above or below net asset value.

COMPETITION

     The Fund has significant competition for investment in emerging growth companies from private equity funds, institutional investors and private investors. Many of these sources for growth capital have substantially greater financial resources than the resources of the Fund. As a result, the Fund may, from time to time, be precluded from making otherwise attractive investments on terms considered by the Investment Adviser to be prudent in light of the risks. The Fund competes for investment opportunities based on its ability to respond to the needs of the prospective company and its willingness to provide management assistance. In some instances, the Fund's requirements as to provision of management assistance will cause it to be non-competitive.

MANAGEMENT FEE

     Since RENN Group's management fee is based on a percentage of the Fund's net assets, increasing the Fund's net assets through the Offering will increase the dollar amount of the management fees paid to RENN Group.

POSSIBLE NEED FOR FOLLOW-ON INVESTMENTS IN PORTFOLIO COMPANIES

     Following its initial investment, the Fund may make additional debt and equity investments in portfolio companies ("Follow-On Investments") in order to increase its investment in a successful portfolio company, to exercise securities that were acquired in the original financing, to preserve the Fund's proportionate ownership when a subsequent financing is planned or to protect the Fund's initial investment when such portfolio company's performance does not meet expectations. The failure or inability to make such Follow-On Investments may, in certain circumstances, jeopardize the continued viability of a portfolio company and the Fund's initial investment in that company.

DEPENDENCE ON SECURITIES MARKET

     The investment strategy of the Fund is based in large part upon the securities markets in general and the market for public offerings in particular. Changes in the securities markets and general economic conditions, including economic downturns, fluctuations in interest rates, the availability of credit, inflation and other factors, may affect the value of investments of the Fund. There can be no assurance that the securities markets will, at any point in time, be receptive to initial public offerings, particularly those of emerging growth companies. Any adverse change in the market for public offerings could have a material adverse effect on the Fund and could impact the Fund's ability to realize its investment objectives.

LACK OF DIVERSIFICATION

     The Fund is classified as a "non-diversified" investment company under the Act, which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. See "Federal Income Tax Considerations." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in cash, cash equivalents, and U.S. Government Securities are not subject to these limitations. To the extent the Fund takes large positions in the securities of a small number of issuers, the Fund's net asset value and the market price of its Shares may fluctuate as a result of changes in the financial condition or in the market's assessment of such issuers to a greater extent than that of a diversified investment company.

     Although the Fund has elected Subchapter M status under the Code and is therefore required to meet certain diversification requirements thereunder, the Fund operates as a non-diversified, closed-end fund that has elected to be treated as a business development company under the 1940 Act, and, therefore, the Fund's investments may not be substantially diversified. In any event, the Fund will not be able to achieve the same level of diversification as much larger entities engaged in similar activities.

NUMBER OF INVESTMENTS; INDUSTRY CONCENTRATION

     The Fund is limited in the amount of its assets it may invest in any one portfolio company. Generally, the Fund does not invest more than 15% of the value of its assets in a single portfolio company. However, market value appreciation and follow-on investments may result in greater than 15% of the Fund's assets being invested in a single portfolio company. While these restrictions limit the exposure of the capital of the Fund in any single investment, the Fund's capital is invested in a limited number of portfolio companies and financial difficulty on the part of any single portfolio company would expose it to a greater risk of loss than would be the case if it were a "diversified" company holding numerous investments. At September 30, 2003, the Fund had investments in 27 portfolio companies, of which three exceed 10% of the value of its net assets.

     The Fund spreads its investments among several industries. Although Management does not invest more than 25% of the Fund's assets in portfolio companies in a particular industry or to otherwise concentrate in any one or a few industries, if the most attractive investments available to Management and the Fund are concentrated in a small number of industries, the Fund's portfolio may become concentrated in those industries. In such event, the Fund would be exposed to the risk of adverse developments in or affecting any single industry to a greater extent than if its investments were dispersed over a greater variety of industries.

LOSS OF PASS-THROUGH TAX TREATMENT

     The Fund may cease to qualify for pass-through tax treatment if it is unable to comply with the diversification requirements contained in Subchapter M of the Code. The Company may also cease to qualify as a regulated investment company and therefore to qualify for pass-through treatment, or be subject to a 4% nondeductible excise tax, if it fails to make certain distributions. Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in both the Fund's net assets and the amount of income available for distributions to shareholders.

CHANGES IN INTEREST RATES

     In addition, the net asset value of the Fund will change with changes in the value of its portfolio securities. When interest rates decline, the value of the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

                                  THE OFFERING

PURPOSE OF THE OFFERING

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding Shares and to increase the assets of the Fund available for investment by making the Offering. In reaching its decision, the Board noted that more investment opportunities for the Fund may exist in the future. The Board concluded that an increase in the assets of the Fund would permit the Fund to take advantage of these additional investment opportunities, consistent with the Fund's investment objectives, while retaining investments believed to be attractive in the Fund's portfolio. The Board believes that the Offering would permit the Fund to accomplish these objectives, while allowing existing shareholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission. The Board also believes that a larger number of outstanding Shares and a larger number of shareholders could increase the level of market interest in the Fund and the liquidity of Shares.

     This additional capital will increase the Fund's equity base and allow the Fund to take advantage of new investment opportunities. Because the Fund, as a regulated investment company, must distribute essentially all of its income to its shareholders each year to avoid unfavorable federal income tax consequences, the Fund cannot increase its equity base by retaining net income.

     The Board considered that the Offering would have a dilutive effect on nonparticipating shareholders and on shareholders who do not fully participate in the Offering. The Board also considered the effect that the issuance of the Shares would have on the net asset value of the Fund. Nonetheless, the Board believes that the dilutive effect will be mitigated because the Rights are transferable, which will afford shareholders who do not exercise all of their Rights the potential of receiving a cash payment upon sale of such Rights. Additionally, nonparticipating shareholders would derive a benefit from the Offering if it enables the Fund to invest additional amounts that earn a return that exceeds the dilution. Additionally, the Board concluded that increasing the Fund's total assets would reduce expenses per share due to the spreading of fixed expenses over a larger asset base.

     The Fund's directors have voted unanimously to authorize the Offering. One of the Fund's directors who voted to authorize the Offering is affiliated with the Adviser and, therefore, could benefit indirectly from the Offering. The other four directors are not "interested persons" of the Fund within the meaning of the 1940 Act.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to this Offering. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFERING

     The Fund is issuing Rights to its Record Date Shareholders entitling the holders thereof to subscribe for an aggregate of 1,450,572 Shares. Record Date Shareholders, where the context requires, shall include beneficial owners whose

Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee. In the case of Shares held of record by Cede or any other depository or nominee, beneficial owners for whom Cede or any other depository or nominee is the holder of record will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Each Record Date Shareholder will receive one Right for each three Shares beneficially owned on the Record Date, and the Rights entitle Record Date Shareholders and holders of Rights acquired during the period from the commencement date of the Offering to the Expiration Date (the "Subscription Period") to acquire one Share for each Right held. No fractional Shares will be issued. In addition, the Rights entitle each holder thereof to subscribe, pursuant to the Over-Subscription Privilege, for any Shares not acquired by exercise of Rights in the Primary Subscription. Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. All Rights may be exercised until the Expiration Date. (Record Date Shareholders and Rights Holders purchasing Shares are hereinafter referred to as "Exercising Rights Holders.") No fractional Rights will be issued.

     Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders and Rights Holders who have exercised all Rights held by them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offering, beneficial owners of Shares whose Shares are held of record by Cede, as nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

     There is no minimum number of Rights which must be exercised in order for the Offering to close.

     The number of Rights issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights. In the case of shares of common stock held of record by a Nominee (e.g., Cede as nominee for DTC, or any other depository or nominee), the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of Rights) of the Rights to be received by beneficial owners for whom the Nominee is the holder of record only if the Nominee provides to the Fund on or before the close of business on _____________, 2003 a written representation of the number of Rights required for such rounding.

     Affiliates of Russell Cleveland, President and CEO of the Fund, which own 5.8% of Common Stock, intend to subscribe for at least 84,066 shares of Common Stock upon full exercise of their Rights and may participate in the Over-Subscription Privilege.

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for in the Primary Subscription (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders exercising Rights who have exercised all exercisable Rights held by them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Exercising Rights Holders should indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights held by them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscription requests by Exercising Rights Holders will be honored in full. If requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Exercising Rights Holders who oversubscribe based on the number of Rights held by such Exercising Rights Holders.

THE FUND WILL NOT OFFER OR SELL IN CONNECTION  WITH THE OFFERING ANY SHARES THAT
ARE  NOT   SUBSCRIBED   FOR  PURSUANT  TO  THE  PRIMARY   SUBSCRIPTION   OR  THE
OVER-SUBSCRIPTION PRIVILEGE.

SUBSCRIPTION PRICE

     The Subscription Price for each Share to be issued pursuant to the Offering will be 95% of the volume-weighted average of the last reported bid price per Share on the Nasdaq National Market on the Expiration Date and the four preceding business days.

     Exercising Rights Holders will not know the actual Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $______ per Share based on the last reported bid price of the Fund's Common Stock on __________________. The actual Subscription Price may be more than the Estimated Subscription Price.

     The net asset value per share at September 30, 1998, September 30, 2002 and September 30, 2003 were $9.02, $9.67 and $14.76, respectively, and the last reported bid price of a share on the Nasdaq National Market on ____________, 2003 was $______.

EXPIRATION OF THE OFFERING

     The Offering and the Rights will expire on the Expiration Date, unless extended by the Fund. The Fund may make one or more extensions of the Offering, as discussed below. Any extension of the Offering will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent fees and expenses estimated to be approximately $10,000. Questions regarding the Subscription Forms should be directed to the Information Agent at 800-467-0740, (toll free); shareholders may also consult their brokers or nominees. Completed Subscription Forms must be sent, together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription

Privilege, to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by brokerage firms and custodian banks and trust companies exercising Rights on behalf of Exercising Rights Holders whose Shares are held by such institutions by facsimile to 781-380-3388 to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at 781-843-1833, extension 200. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery.

     (1)  BY FIRST CLASS MAIL:
          Renaissance Capital Growth & Income Fund III, Inc.
          c/o Colbent Corporation
          P.O. Box 859208
          Braintree MA 02185-9208

     (2)  BY OVERNIGHT COURIER:
          Renaissance Capital Growth & Income Fund III, Inc.
          c/o Colbent Corporation
          161 Bay State Drive
          Braintree MA 02184

     (3)  BY HAND:
          Securities Transfer and Reporting Services, Inc.
          c/o Colbent Corporation
          100 Williams Street Galleria
          New York, New York 10038

     DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Shareholders," will be mailed promptly following the Record Date to Record Date Shareholders or, if a shareholder's Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares to be purchased at the Estimated Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, bank or trust company which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the Expiration Date. A fee may be charged by the broker, bank or trust company for this service. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for

Shares"). Exercising Rights Holders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

SHAREHOLDERS WHO ARE RECORD OWNERS

     Shareholders who are record owners can choose between two options to exercise their Rights as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date, provided that a Notice of Guaranteed Delivery from a financial institution meeting certain requirements has been received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date, as described below.

SHAREHOLDERS WHOSE SHARES ARE HELD BY A NOMINEE

     Shareholders whose Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

NOMINEES

     Nominees who hold Shares for the account of others should notify the beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

PAYMENT FOR SHARES

     Shareholders who wish to acquire Shares pursuant to the Offering may choose between the following methods of payment:

     1. An Exercising Rights Holder may send the Subscription Certificate together with payment (based on Estimated Subscription Price) for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF

          CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     2. Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise FROM A FINANCIAL INSTITUTION THAT IS A MEMBER OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM guaranteeing delivery of (i) payment of the Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, (ii) payment in full of any additional amount required to be paid if the actual Subscription Price is in excess of the Estimated Subscription Price, and (iii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares based on the Estimated Subscription Price is received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On a date within eight business days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) any excess to be refunded by the Fund to such Exercising Rights Holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Exercising Rights Holder is not acquiring, and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any excess to be refunded by the Fund to such Exercising Rights Holder, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Exercising Rights Holders must be received by the Subscription Agent within seven business days after the Confirmation Date. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent as promptly as practicable. All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, THE SUBSCRIPTION AGENT RESERVES

THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (i) FIND OTHER EXERCISING RIGHTS HOLDERS TO PURCHASE SUCH SUBSCRIBED AND UNPAID SHARES; (ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE; AND/OR (iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion.

     The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

SALE OF RIGHTS

     The Rights are transferable until the Expiration Date. The Rights will be listed for trading on the Nasdaq National Market under the symbol "RENNR." The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. It is anticipated that the Rights will trade on the Nasdaq National Market on a when-issued basis commencing on or about ________, ____ until approximately _______, ____ and on a regular way basis thereafter until and including _________, ____, the last business day prior to the Expiration Date.

SALES THROUGH SUBSCRIPTION AGENT

     Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold must be received by the Subscription Agent on or before ___________, 2003 (or if the Offering is extended, by two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the selling Record Date Shareholder. Any commissions on sales of Rights will be paid by the selling Record Date Shareholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the volume-weighted average price received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. Such sales will be made, net of commissions, on behalf of the nonclaiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders, until such proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

OTHER TRANSFERS

     The Rights will be evidenced by a Subscription Certificate and may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the holder thereof or, if the holder thereof so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatsoever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

     Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five business days for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

     The Fund anticipates that the Rights will be eligible for transfer or exercise through the DTC PSOP function and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through the same facility (Rights exercised through DTC are referred to as "DTC Exercised Rights"). Holders of DTC Exercised Rights may exercise the Over-Subscription
Privilege in respect of such DTC Exercised Rights by delivering their instructions to the Subscription Agent via the PSOP function, at or prior to 5:00 p.m., Eastern time, on the Expiration Date, with payment of the Estimated Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

DELIVERY OF SHARE CERTIFICATES

     Except as described herein, certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the Expiration Date once full payment for such Shares has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the Shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to the Plan accounts.

FOREIGN SHAREHOLDERS

     SUBSCRIPTION CERTIFICATES WILL NOT BE MAILED TO RECORD DATE SHAREHOLDERS WHOSE RECORD ADDRESSES ARE OUTSIDE THE UNITED STATES (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). Each Foreign Record Date Shareholder will be sent written notice of the Offering, provided that such provision of notice is consistent with the laws of the jurisdiction to which such notice is to be sent. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise or sell the Rights. If no instructions have been received by 5:00 p.m., Eastern time, on _________, 2003, which is three business days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by the Subscription Agent will be remitted to Foreign Record Date Shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

     The U.S. federal income tax consequences to holders of Shares with respect to the Offering will be as follows:

     o The distribution of Rights to Record Date Shareholders will not result in taxable income to them, nor will they realize taxable income as a result of the exercise of the Rights. No loss will be realized if Rights expire without being exercised.

     o The basis of a Right to a Record Date Shareholder who exercises or sells the Right is expected to be zero, since the Right's fair market value on the distribution date is expected to be less than 15% of the fair market value on that date of the Shares with regard to which it is issued (unless the holder elects with respect to all Rights received, by filing a statement with his or her timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Share between the Right and the Share based on their respective fair market values on that date). The basis of a Right to a Record Date Shareholder who allows the Right to expire will be zero, and the basis to anyone who purchases a Right in the market will be its purchase price.

     o An Exercising Rights Holder's basis for determining gain or loss on the sale of a Share acquired on the exercise of Rights will be equal to the sum of the Record Date Shareholder's basis in the Rights, if any, plus the Subscription Price per Share. An Exercising Rights Holder's gain or loss recognized on the sale or exchange of such a Share will be capital gain or loss if the Share was then held as a capital asset and will be long-term capital gain or loss if the Share was held for more than one year.

     The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if its holder provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he or she is not subject to such withholding.

     The foregoing is only a general summary of the material U.S. federal income tax consequences of the Offering under the Code, and Treasury regulations presently in effect that are generally applicable to (1) Record Date Shareholders that are "United States persons" within the meaning of the Code and
(2) any other Record Date Shareholder that would be subject to U.S. federal income tax on the sale or exchange of the Shares acquired on exercise of the Rights, and does not cover foreign, state or local taxes. The Code and those regulations are subject to change by legislative or administrative action, which may be retroactive. Record Date Shareholders and Exercising Rights Holders should consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Federal Income Tax Considerations."

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the Commission's registration form, undertaken to suspend the Offering until it amends this Prospectus if, subsequent to the effective date of this Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. In such event, the Expiration Date would be extended, and the Fund would notify Exercising Rights Holders of any such decline and thereby permit them to cancel their exercise of Rights.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are on tax-deferral arrangements, such as plans qualified under Code section 401(a) (including corporate savings plans, 401(k) plans, and Keogh plans of self-employed individuals), individual retirement accounts under Code section 408(a) ("IRAs"), Roth IRAs under Code section 408A, and custodial accounts under Code section 403(b) (collectively, "Retirement Plans"), should be aware that additional contributions of cash to a Retirement Plan (other than permitted rollover contributions or trustee-to-trustee transfers from another Retirement Plan) in order to exercise Rights, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions or the Retirement Plan's loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences. In the case of Retirement Plans qualified under Code section 401(a) and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.

     Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Code section 511. If any portion of an IRA or a Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA owner, which may result in current income taxation and penalty taxes.

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may apply to the exercise of Rights by Retirement Plans. Retirement Plans that are not subject to ERISA (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights. Due to the complexity of these rules and the penalties for noncompliance, shareholders that are on Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA, the Code, and, where applicable, state law.

                                 USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $____ per Share, the net proceeds of the Offering are estimated to be $_______ after payment of the estimated Offering expenses. These expenses will be borne by the Fund and will reduce the net asset value of the Fund's shares. The Fund anticipates that proceeds of the Offering will be used, in accordance with the Fund's investment objective, to make new investments primarily in emerging growth public companies. The Fund anticipates that substantially all of the proceeds of the Offering will be invested within two years. The Fund intends that, pending investment, the proceeds of the Offering will be invested in cash and cash equivalents.

                                    THE FUND

GENERAL

     Renaissance Capital Growth & Income Fund III, Inc., is a non-diversified, closed-end fund that has elected to be treated as a Business Development Company under the Investment Company Act of 1940, as amended. The Fund, a Texas corporation, was organized in 1994 and commenced operations in 1995.

     The investment objective of the Fund is to provide its shareholders with current income and long-term capital appreciation by investing primarily in privately-placed convertible and equity securities of emerging growth public companies.

     The Fund seeks to provide returns to shareholders through cash dividends of net investment income and through distributions of realized gains or of securities that have appreciated in value. Pursuant to its annual distribution policy, the Fund currently pays to its shareholders a minimum annual distribution of $0.40, payable quarterly. The Fund has paid a total of $7.96 per share in cash to its shareholders since inception in 1995 through September 30, 2003.

     RENN Group serves as the investment adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund's investment portfolio. RENN Group is a registered investment adviser under the 1940 Act.

     Generally, investments are and will continue to be in companies that have their common stock registered for public trading under the 1934 Act, or companies that in the opinion of the Investment Adviser have the ability to effect a public offering within three to five years. The Fund generally invests in privately placed preferred stock or debentures of a portfolio company, which securities typically are convertible into or exchangeable for common stock of the portfolio company. While such common stock of the portfolio company may be publicly traded, the common stock acquired by the Fund is often unregistered. Therefore, such securities are restricted from distribution or sale to the public except in compliance with certain holding periods and exemptions under the 1933 Act, or after registration pursuant to the Securities Act. The Fund also purchases shares of small and micro cap issuers in the secondary markets. These shares are freely tradable and have no restrictions on resale.

     From inception through December 31, 2002, the Fund had made investments in forty-six (46) different portfolio companies having an aggregate cost of $69,445,007. The Fund had active investments in 27 portfolio companies at September 30, 2003. The Fund does not focus on particular industry segments. Instead, the Fund makes investment decisions using a bottoms-up analysis of the potential portfolio company, with no predetermined industry bias.

     Under the provisions of the 1940 Act, a Business Development Company is required to invest 70% or more of its funds in "eligible portfolio investments," defined generally as direct placements to "eligible portfolio companies" and temporary investments in "cash items" pending other investments. Under and pursuant to the provisions of the 1940 Act, a Business Development Company may invest up to 30% of its funds in "Other Investments," or "non-eligible investments," that is, investments that do not qualify as "eligible portfolio investments." In the event the Fund has less than 70% of its assets in "eligible portfolio investments," then it will be prohibited from making non-eligible investments until such time as the percentage of eligible investments again exceeds the 70% threshold.

     Pending investment in convertible securities of eligible portfolio companies or other investments as provided under the 1940 Act, the Registrant's funds are invested in "Short-term Investments" consisting primarily of cash or U.S. Government and agency obligations.

     At June 30, 2003, the Fund's investment assets were classified by amount as follows:

                                                               PERCENTAGE
CLASSIFICATION                           VALUE                 OF ASSETS

Eligible Portfolio Investments        $72,630,907                85.10%
  (including cash and cash
  equivalents)
Other Portfolio Investments           $12,712,533                14.90%
                                      -----------               -------

                                      $85,343,440               100.00%
                                      ===========               =======

REGULATION UNDER THE INVESTMENT COMPANY ACT OF 1940

     The 1940 Act was enacted to regulate investment companies. In 1980, the 1940 Act was amended by the adoption of the Small Business Investment Incentive Act. The purpose of the amendment was to remove regulatory burdens on professionally managed investment companies engaged in providing capital to smaller companies. The Small Business Investment Incentive Act established a new type of investment company specifically identified as a Business Development Company as a way to encourage financial institutions and other major investors to provide a new source of capital for small developing businesses.

BUSINESS DEVELOPMENT COMPANY

     A Business Development Company ("BDC") is a closed-end management company that generally makes 70% or more of its investments in "eligible portfolio companies" and "cash items" pending other investment. Under the regulations established by the Securities and Exchange Commission (the "SEC") under the 1940 Act, only certain companies may qualify as "eligible portfolio companies." To be an "eligible portfolio company," the Company must satisfy the following:

     o it must be organized under the laws of, and has its principal place of business in, any state or states;

     o is neither an investment company as defined in Section 3 (other than a small business investment company which is licensed by the Small Business Administration to operate under the Small Business Investment Act of 1958 and which is a wholly-owned subsidiary of the business development company) nor a company which would be an investment company except for the exclusion from the definition of investment company in Section 3(c); and

     o    satisfies one of the following:

          a. it does not have any class of securities with respect to which a member of a national securities exchange, broker, or dealer may extend or maintain credit to or for a customer pursuant to rules or regulations adopted by the Board of Governors of the Federal Reserve System under Section 7 of the Securities Exchange Act of 1934;

          b. it is controlled by a business development company, either alone or as part of a group acting together, and such business development company in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company;

          c. it has total assets of not more than $4,000,000, and capital and surplus (shareholders' equity less retained earnings) of not less than $2,000,000, except that the Commission may adjust such amounts by rule, regulation, or order to reflect changes in one or more generally accepted indices or other indicators for small businesses; or

          d. it meets such other criteria as the Commission may, by rule, establish as consistent with the public interest, the protection of investors, and the purposes fairly intended by the policy and provisions of this title.

     Therefore, the Investment Adviser believes that "eligible portfolio companies" are, generally, those companies that, while being publicly held, may not have or do not have a broad based market for their securities, or the securities that they wish to offer are restricted from public trading until registered. Further, while the 1940 Act allows a BDC to "control" a portfolio company, it is not the general policy of the Fund to acquire a controlling position in its portfolio companies. The Fund only provides managerial assistance, and in certain circumstances seeks to limit its "control" position by contracting for the right to have a designee of the Fund be elected to the board of directors of the portfolio company, or be selected an advisory director. While these are the Fund's general policies, the application of these policies, of necessity, vary with each investment situation.

1940 ACT REQUIREMENTS

     The BDC election exempts the Fund from some provisions of the 1940 Act. However, except for those specific provisions, the Fund will continue to be subject to all provisions of the 1940 Act not exempted, including the following:

     o restrictions on the Fund from changing the nature of business so as to cease to be, or to withdraw its election as, a BDC without the majority vote of the shares outstanding;

     o    restrictions   against  certain  transactions  between  the  Fund  and
          affiliated persons;

     o    restrictions  on  issuance  of  senior  securities,   such  not  being
          prohibited by the 1940 Act but being restricted as a percentage of capital;

     o compliance with accounting rules and conditions as established by the SEC, including annual audits by independent accountants;

     o    compliance with fiduciary obligations imposed under the 1940 Act; and

     o requirement that the shareholders ratify the selection of the Fund's independent public accountants and the approval of the investment advisory agreement or similar contracts and amendments thereto.

INVESTMENT ADVISERS ACT OF 1940 AND THE INVESTMENT ADVISORY AGREEMENT

     RENN Group is the investment adviser to the Fund pursuant to the Investment Advisory Agreement, as amended (the "Investment Advisory Agreement"). RENN Group is registered as an investment adviser under the Advisers Act and is subject to the reporting and other requirements thereof. The Advisers Act also provides restrictions on the activities of registered advisers to protect its clients from manipulative or deceptive practices and restricts performance compensation.

     The Investment Advisory Agreement provides that RENN Group is entitled to receive a management fee equal to a quarterly rate of 0.4375% (1.75% annually) of the Fund's Net Assets, as determined at the end of such quarter with each such payment to be due as of the last day of the calendar quarter. In addition to the quarterly management fee of 0.4375% of the Fund's net assets, RENN Group is entitled to receive an incentive fee (the "incentive fee") in an amount equal to 20% of the Fund's realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund. The incentive fee is calculated, accrued, and paid on a quarterly basis.

     Investment advisory agreements are further subject to the 1940 Act, which requires that the agreement, in addition to having to be initially ratified by a majority of the outstanding shares, shall precisely describe all compensation to be paid, shall be approved annually by a majority vote of the Board of Directors, may be terminated without penalty on not more than 60 days notice by a vote of a majority of the outstanding shares, and shall terminate automatically in the event of assignment. The Board of Directors has determined that the Investment Advisory Agreement shall constitute the Fund's advisory agreement and at all times be construed so as to comply with the Advisers Act and the 1940 Act.

OTHER INVESTMENT FUNDS

     RENN Group currently serves as the Investment Manager to RUSGIT. RUSGIT is a public limited company registered in the United Kingdom and listed on the London Stock Exchange, which invests in privately placed convertible securities issued by companies similar to the investments of the Fund. RUSGIT will be eligible to invest pari-passu with the Fund on all relevant terms, except that amounts may differ. In 1996, RUSGIT raised net capital of approximately $30,789,000.

     RENN Group also serves as the Investment Adviser to BFSUS and is specifically responsible for managing the Growth Portfolio for BFSUS ("BFS Growth"). BFSUS is a public limited company registered in the United Kingdom and listed on the London Stock Exchange. BFS Growth invests in publicly traded equities, fixed-income and convertible securities of publicly traded issuers, and also invests in privately placed convertible instruments issued by companies similar to the investments of the Fund. For privately placed investments, BFS Growth will be eligible to invest on a pari-passu basis with the Fund as to all relevant terms of the investment, except that amounts invested may differ. In 2001, BFSUS raised net investment capital of approximately $140,711,000, of which $83,555,000 was allocated to BFS Growth.

     In addition, RENN Group may, from time to time, provide investment advisory services, management consulting services and investment banking services to other clients. The determination regarding the existence of conflict of interest between these affiliated investment funds and the Registrant, and the resolution of any such conflict, vests in the discretion of the Board of Directors, subject to the requirements and resolution of the 1940 Act.

CO-INVESTMENTS WITH ADVISOR AFFILIATED FUNDS

     In accordance with the conditions of an exemptive order of the Commission permitting co-investments (the "Co-investment Order"), many of the Fund's acquisitions and dispositions of investments are made in participation with its Advisor Affiliated Funds.

     The Co-investment Order provides that the Adviser will review investment opportunities on behalf of the Fund, including investments being considered on behalf of its Advisor Affiliated Funds. If the Adviser determines that any such investment, other than marketable securities, is an eligible co-investment opportunity, the Fund must be offered the opportunity to invest in such investment in an amount recommended by the Adviser. Securities purchased by the Fund in a co-investment transaction with Advisor Affiliated Funds will consist of the same class of securities and will have the same rights, price, terms and conditions. Any such co-investment transaction must be approved by the Fund's Board of Directors, including a majority of its independent directors. The Fund will not make any direct investment in the securities of any issuers in which the Advisor Affiliated Funds, but not the Fund, has previously made a private placement, except for follow-on investments which meet the same requirements. To the extent that the amount of a follow-on investment opportunity is not based on the amount of the Fund's and the Advisor Affiliated Funds' initial investments, the relative amount of investment by the Advisor Affiliated Funds and the Fund will be based on the ratio of the Fund's remaining funds available for investment to the aggregate of the Fund's and the Advisor Affiliated Funds' remaining funds available for investment. The Co-investment Order also provides that the Fund will have the opportunity to dispose of any securities in which the Fund and the Advisor Affiliated Funds have invested at the same price, terms and conditions. The Fund will participate in any such disposition to the extent that a majority of its independent directors believe it is in its best interest. The Fund will bear no more than its own transaction costs.

LEGAL PROCEEDINGS

     There are no legal proceedings currently pending against the Fund.

PERSONNEL

     The Fund has no direct employees, but instead has contracted RENN Group pursuant to the Investment Advisory Agreement to provide all management and operating activities. RENN Group currently has eight employees who are engaged in performing the duties and functions required by the Fund. At the present time, a substantial portion of RENN Group's staff time is devoted to activities of the Fund. However, because of the diversity of skills required, the Fund cannot afford to employ all these persons solely for its own needs, and therefore, these employees are not engaged solely in activities of the Fund.

PROPERTIES

     The Fund's business activities are conducted from the offices of RENN Group, which offices are currently leased until July 31, 2005, in a multi-story general office building in Dallas, Texas. The use of such office facilities, including office furniture, phone services, computer equipment and files are provided by RENN Group at its expense pursuant to the Investment Advisory Agreement.

                             INVESTMENT OBJECTIVES

GENERAL

     The Fund has elected the special income tax treatment available to a regulated investment company ("RIC") under Subchapter M of the Code in order to be relieved of federal income tax on that part of its net investment income and realized capital gains that it pays out to shareholders. If a RIC meets certain diversification and distribution requirements under the Code, it qualifies for pass-through tax treatment. The Fund would be unable to qualify for pass-through tax treatment if it were unable to comply with these requirements. Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in both the Fund's net assets and the amount of income available for distributions to shareholders.

GENERAL INVESTMENT POLICIES

     The Fund invests primarily in emerging growth public companies that are generally not available to the public and which typically require substantial financial commitment. An emerging growth company is generally considered to have the following attributes: (1) either a publicly held company with a relatively small market capitalization or a privately held company; (2) an established operating history but of a limited period so as to not have fully developed its market potential for the products or services offered; and (3) a provider of a new or unique product or service that allows the company an opportunity for exceptional growth. Emerging growth companies typically require non-conventional sources of financing because the extent and nature of the market for their products or services is not fully known. Consequently, there is uncertainty as to the rate and extent of growth and also uncertainty as to the capital and human resources required to achieve the goals sought.

     With respect to investments in emerging growth companies, the Fund emphasizes investing in convertible debentures or convertible preferred stock of publicly held companies that the Fund anticipates will be converted into common stock and registered for public sale within three to five years after the private placement. In addition, the Fund will invest in privately placed common stock of publicly traded issuers which are initially restricted from trading. To a lesser extent, the Fund may participate in bridge financings in the form of loans or other preferred securities which are convertible into common stock of the issuer or issued together with equity participation, or both, for companies which the Fund anticipates will complete a stock offering or other financing within one or more years from the date of the investment. The Fund may also make bridge loans, either secured or unsecured, intended to carry the borrower to a private placement or an initial public offering, or to a merger, acquisition, or other strategic transaction.

     Generally, investments in portfolio companies will have an initial fixed term of 5 to 7 years, with no amortization of the principal amount for 2 to 3 years. Further, investments in portfolio companies will be individually negotiated, non-registered for public trading, and will be subject to legal and contractual investment restrictions. Accordingly, the portfolio investment will generally be considered non-liquid.

     The Fund has no fixed policy concerning the types of businesses or industry groups in which it may invest or as to the amount of funds that it will invest in any one issuer. However, the Fund will generally attempt to limit its investment in securities of any single portfolio company to approximately 15% of its net assets at the time of the investment. At December 31, 2002, none of the Fund's portfolio companies represented 15% or more of net assets.

     In the event the Fund elects to participate as a member of the portfolio company's Board of Directors, either through advisory or full membership, the Fund's nominee to the board will generally be selected from among the officers of RENN Group. When, at the discretion of RENN Group, a suitable nominee is not available from among its officers, RENN Group will select, as alternate nominees, outside consultants who have prior experience as an independent outside director of a public company. Presently, officers of the Fund serve as directors of 9 portfolio companies. The Fund makes available significant managerial assistance to its portfolio companies through participation in discussions with management and review of various management reports.

     Although  the  Fund  has  no  intent  to  change  its  current   investment
objectives, they may be changed without a vote of the holders of a majority of the Fund's Common Stock.

FUND PORTFOLIO INVESTMENTS

     At June 30, 2003, the Fund had active investments in the following portfolio companies:

ACTIVE LINK COMMUNICATIONS, INC.  (OTC:ACVE)
1840 Centre Point Drive, Naperville, IL  60563

     Active Link Communications, Inc., through its Mobility Concepts, Inc., subsidiary, is a provider of wireless networking and mobile computing solutions for the mobile workforce.

     At June 30, 2003, the Fund owned a 12% convertible bridge loan in the outstanding principal amount of $19,023 and two 8% convertible notes in the aggregate principal amount of $375,000. The Company was in default on principal and interest payments due to the Fund. As a result, the Fund has placed a reserve equal to 100% of the par value of the principal amounts of all positions held by the Fund in the Company.

AIRNET SYSTEMS, INC. (NYSE:ANS)
3939 International Gateway, Columbus, OH  43219

     AirNet Systems Inc., operates AirNet Express, an integrated national air transportation network that provides expedited air transportation and passenger charter services to banks, medical customers, the U.S. government, and other time-critical small package shippers in more than 100 cities nationwide. The AirNet airline has more than 120 aircraft, including 36 Lear jets, located strategically throughout the United States. AirNet Express flies over half a million miles per week. AirNet's fleet departs most cities several hours after other major package delivery companies.

     At June 30, 2003, the Fund owned 50,000 shares of ANS remaining having a basis of $212,500, or $4.25 per share.

BENTLEY PHARMACEUTICALS, INC. (AMEX:BNT)
2 Holland Way, Exeter, NH  03833

     Bentley Pharmaceuticals, Inc., is an international pharmaceutical company focused on improving drugs through new drug delivery technologies and commercializing such drugs in the U.S. and other major markets. Bentley also manufactures and markets pharmaceutical products in Spain for the treatment of cardiovascular, gastrointestinal, neurological, infectious and other diseases.

     At June 30, 2003, the Fund owned 472,979 shares of Bentley common stock with a basis of $616,582 or $1.30 per share.

BUSINESS PROCESS OUTSOURCING (PRIVATE)
11150 Santa Monica Boulevard, Suite 350, Los Angeles, CA  90025

     Business Process Outsourcing is a privately held business process outsourcing firm that specializes in finance and accounting services, other administrative functions, and high volume transaction processing services. The Company's services are designed to empower clients with a competitive advantage by enabling them to focus on their core activities.

     At June 30, 2003, the Fund owned a $100,000 12% promissory note with a cost basis of $98,000 and a one-year warrant to purchase 4,587 shares.

CAMINOSOFT CORPORATION  (OTC:CMSF)
600 North Hampshire Road, Suite 105, West Lake Village, CA  91361

     CaminoSoft  Corporation  creates  intelligent  data storage and  management
infrastructures  by  facilitating  data  storage,  retrieval,   protection,  and
performance measurement and management.

     At June 30, 2003, the Fund owned 2,458,333 shares of the Company's common stock having a cost basis of $4,875,000, warrants to purchase 500,000 shares of the Company's common stock at $1.00 per share on or before August 31, 2003, and options to purchase 53,300 shares of the Company's common stock.

CANTERBURY CONSULTING GROUP (NASDAQ:CITID)
352 Stokes Road, Suite 200, Medford, NJ 08055-2374

     Canterbury provides broad-based information technology and management consulting services and training to both commercial and government clients. The Company's focus is to become an integral part of its clients' management and technical infrastructure, designing and applying the best products and services to help them achieve a competitive advantage.

     At June 30, 2003, the Fund owned 18,521 shares of common stock with a cost basis of $125,415.

CAPITAL SENIOR LIVING CORPORATION (NYSE:CSU)
14160 Dallas Parkway, Suite 300, Dallas, TX  75254

     Capital Senior Living Corporation develops and operates senior living communities in the United States. The Company provides services such as independent living, assisted living, skilled nursing, and home care services to the elderly at its communities.

     At June 30, 2003, the Fund owned 57,100 shares of the Company's common stock having a basis of $146,335, or $2.56 per share.

CAREERENGINE NETWORK, INC.  (AMEX:CNE)
200 West 57th Street, Suite 507, New York, NY  10019

     CareerEngine Network, Inc., owns a network of category-specific career search destinations. Its Career Solutions division is an applications service provider that builds and maintains custom career portals for online and offline industries and their related web sites.

     At June 30, 2003, the Fund owned a $250,000 12% convertible debenture of the Company due May 2007, convertible into 125,000 shares of the Company's common stock, warrants to purchase 62,500 shares of the Company's common stock at an exercise price of $4.00 per share, and warrants to purchase 62,500 shares of the company's common stock at an exercise price of $6.00 per share.

DAVE & Busters, Inc. (NYSE:DAB)
2481 Manana Drive, Dallas, TX  75220

     Dave & Busters, Inc., owns and operates concept restaurants through 30 US locations. The Company also has international license agreements for the Pacific Rim, Canada, the Middle East, Mexico, and South Korea.

     At June 30, 2003, the Fund owned 100,000 shares of the Company's common stock having a cost basis of $653,259.

DEXTERITY SURGICAL, INC.  (OTC:DEXT)
12961 Park Central, Suite 1300, San Antonio, TX  78216

     Dexterity Surgical, Inc., is engaged in the development, manufacture, and distribution of instruments, equipment and surgical supplies used in minimally invasive surgery.

     At June 30, 2003, the Fund owned $1,316,282 of the Company's 9% Convertible Debentures, 500 shares of Series A Preferred Stock, 500 shares of Series B Preferred Stock and 260,000 shares of Common Stock.

DWYER GROUP, INC.  (NASDAQ:DWYR)
1010 North University Parks Drive, Waco, TX  76707

     The Dwyer Group, Inc., currently supports over 800 franchises in the United States and Canada and approximately 200 franchises in twenty-four other countries. The franchises deliver repair, installation and maintenance services to both residential and commercial consumers under the concepts Mr. Rooter(R), Rainbow International(R), Glass Doctor(R), Mr. Electric(R), Mr. Appliance(R), and Aire Serv(R).

     At June 30, 2003, the Fund owned 575,000 shares of the Company's common stock having a cost basis of $1,627,740.

EDT LEARNING, INC.  (AMEX:EDT)
2999 North 44th Street, Suite 650, Phoenix, AZ  85018

     EDT  Learning,  Inc.,  is  a  leading  provider  of  custom,  comprehensive
e-Learning   business   solutions  for  corporate   clients   seeking  to  train
non-technical users.

     At June 30, 2003, the Fund owned a total of 48,266 shares of common stock having a basis of $27,033. In addition, the Fund owned a $500,000 12% Convertible Subordinated Note and three-year warrants to purchase 500,000 shares of the Company's common stock at an exercise price of $3.00.

eORIGINAL, INC. (PRIVATE)
351 West Camden Street, Suite 800, Baltimore, MD  21201

     eOriginal, Inc. has a patented process for creating, executing, storing and retrieving legal documents in a completely electronic format.

     In the first quarter of 2003, eOriginal, Inc., completed a tax-free reorganization (the "reorganization") in which all the assets of eOriginal, Inc., were transferred to eOriginal Holdings, Inc. (the "Company"). As a result of the reorganization, the Fund exchanged all of its positions in eOriginal, Inc., for the following securities of the Company: 10,680 of Series A Convertible Preferred stock; 25,646 of Series B Convertible Preferred Stock; 28,929 shares of Series C Convertible Preferred Stock; 2,302 warrants to purchase shares of common stock of the Company. Each series of Preferred of the Company is convertible one for one into common stock of eOriginal Holdings, and the warrants have an exercise price of $0.01 per share. As a result of the reorganization, the Fund's cost basis of its entire investment in the Company was increased from $5,139,877 to $6,012,435, due to the capitalization of accrued interest and dividends.

FLAMEL TECHNOLOGIES, S.A. (Nasdaq:FLML)
33 Avenue du Docteur Georges, Venissieux, France

     Flamel Technologies, S.A., is a biopharmaceutical company principally engaged in the development of two unique polymer-based delivery technologies for medical applications. Flamel's Medusa(R) technology is designed to deliver therapeutic proteins. Micropump(R) is a controlled release and taste-masking technology for the oral administration of small molecule drugs.

     At June 30, 2003, the Fund owned 100,000 shares of FLML common stock having a basis of $832,267, or $8.32 per share.

FORTUNE NATURAL RESOURCES CORPORATION (OTC:FPXA)
515 West Greens Road, Suite 720, Houston, TX  77067

     Fortune Natural Resources Corporation is an independent public oil and gas company whose primary focus is exploration and development of domestic oil and gas properties located primarily in onshore and offshore areas of Louisiana and Texas.

     At June 30, 2003, the Fund owned 1,262,394 shares of the Company's common stock, and warrants to purchase 36,000 shares of the Company's common stock at $0.25 on or before May 19, 2005.

GASCO ENERGY, INC. (OTC:GASE)
14 Iverness Drive East, Suite H-236, Englewood, CO  80112

     Gasco Energy, Inc., is an oil and gas company whose focus is exploration and development of domestic natural gas properties located primarily in the rocky Mountain regions of Colorado and Wyoming.

     At June 30, 2003, the Fund owned a total of 170,000 common shares having a basis of $99,704.59, or $0.58 per share purchased in the open market and 250,000 shares at $1.00 per share that were purchased in a private placement.

I-FLOW CORPORATION (NASDAQ:IFLO)
20202 Windrow Drive, Lake Forest, CA  92630

     I-Flow Corporation designs, develops, and markets technically advanced drug delivery systems that provide life enhancing, cost-effective solutions for pain management and infusion therapy. The Company's products are used primarily in the home, hospital, and physician office.

     At June 30, 2003, the Fund owned 100,000 shares of common stock with a cost basis of $254,038.

INET TECHNOLOGIES (NASDAQ:INTI)
1500 North Greenville Avenue, Richardson, TX 75081

     Inet Technologies is a global provider of communications software solutions that enable carriers to more effectively design, deploy, diagnose, monitor, and manage communications networks that carry signaling information used to control and deliver communications sessions and services. the solutions also address certain fundamental business needs of communications carriers, such as improved billing, targeted sales and marketing, fraud prevention, and enhanced routing.

     At June 30, 2003, the Fund owned 96,600 shares of the Company's common stock having a basis of $530,338.

INTEGRATED SECURITY SYSTEMS, INC. (OTC:IZZI)
8200 Springwood Drive, Suite 230, Irving, TX  75063

     Integrated Security Systems, Inc., is a holding company which designs, develops, manufactures, sells and services commercial security and traffic control devices. In addition, the Company sells fully integrated turnkey security systems that control and monitor access to governmental, commercial and industrial sites.

     At June 30, 2003, the Fund owned the following: $525,000 in 8% non-convertible promissory notes; 7,500 shares of Series D preferred stock, with a cost basis of $150,000, convertible into 187,500 shares of the Company's common stock at a rate of $0.80 per share; 21,720 shares of Series F preferred stock, with a cost basis of $542,989, convertible into 2,714,945 shares of the Company's common stock at a rate of $0.20 per share; 146,678 shares of Series G preferred stock, with a cost basis of $3,666,951, convertible into 18,334,755 shares of the Company's common stock at a rate of $0.20 per share; 393,259 shares of the Company's common stock having a cost basis of $215,899 or $0.55 per share; 208,004 shares of the Company's common stock having a cost basis of $49,173 or $0.24 per share; warrants to purchase 364,299 shares of the Company's common stock at $0.549 per share on or before March 8, 2004; warrants to purchase 312,500 shares of the Company's common stock at $0.80 per share on or before October 2, 2003; warrants to purchase 125,000 shares of the Company's common stock at $1.00 per share on or before October 11, 2004; warrants to purchase 2,625,000 shares of the Company's common stock at $0.20 per share with term dates ranging from September 2006 to June 2008; and options to purchase 41,034 shares of the Company's common stock having strike prices ranging between $0.21 and $0.49 per share and term dates ranging from May 2006 to August 2007.

INTERPOOL, INC. (NYSE:IPX)
211 College Road, East, Princeton, NJ  08540

     Interpool, Inc., is one of the world's leading suppliers of equipment and services to the transportation industry. It is the largest lessor of intermodal container chassis and a world-leading lessor of cargo containers used in international trade. Interpool operates from more than 240 locations throughout the world.

     At June 30, 2003, the Fund owned $375,000 9.25% convertible redeemable, subordinated debentures. The Debentures are convertible at $25 per share and mature December 27, 2022.

JAKKS PACIFIC, INC. (NASDAQ:JAKK)
22619 Pacific Coast Highway, Suite 250, Malibu, CA  90265

     JAKKS Pacific, Inc., is a multi-brand toy company that designs, develops, produces and markets toys and related products under various brand names in multiple product categories.

     At June 30, 2003, the Fund owned 49,847 shares of JAKK common stock having a basis of $297,421, or a cost basis of $5.97 per share.

LASERSCOPE (NASDAQ:LSCP)
3070 Orchard Drive, San Jose, CA  95134

     Laserscope designs, manufactures, sells, and services on a worldwide basis an advanced line of medical laser systems and related energy delivery devices for the office, outpatient surgical center, and hospital markets.

     At June 30, 2003, the Fund owned $1,300,000 in 8% Convertible Debentures of the Company having a conversion rate of $1.25 per share and options to purchase 30,000 common shares at $4.19, and 160,000 common shares, with a cost basis of $200,000 or $1.25 per share.

MEDICAL ACTION INDUSTRIES, INC. (NASDAQ:MDCI)
800 Prime Place, Hauppauge, NY  11788

     Medical Action Industries, Inc., develops, manufactures, markets and distributes a variety of disposable surgical related products.

     At June 30, 2003, the Fund owned a total of 25,000 shares of MDCI common stock having a basis of $292,329, or $11.69 per share.

POORE BROTHERS, INC.  (NASDAQ:SNAK)
3500 South La Cometa Drive, Goodyear, AZ  85338

     With facilities in Indiana and Arizona, Poore Brothers, Inc., is a marketer and manufacturer of "Intensely Different"(TM)salted snack foods under a variety of owned or licensed brands, including T.G.I. Friday's(TM), Poore Brothers(R), Bob's Texas Style(R), Boulder Potato Company(TM), and Tato Skins(R).

     At June 30, 2003, the Fund owned 2,016,357 shares of the Company's common stock having a cost of $2,078,170 and three tranches of options to purchase a total of 18,650 shares, having exercise prices ranging from $1.31 per share to $1.50 per share.

PRECIS, INC. (NASDAQ:PCIS)
2040 North Highway 360, Grand Prairie, TX  75050

     Precis, Inc., is a national membership marketing company that provides membership programs to a variety of industries including: healthcare, retail, banking, consumer finance and member based associations. Its leading program,

Care Entree, is marketed as a membership based healthcare savings program designed to significantly reduce out-of-pocket medical expenses at affordable rates to the consumer while helping the medical community receive accelerated payment for their services.

     At June 30, 2003, the Fund owned a total of 200,700 shares of the Company's common stock having a basis of $1,372,416 or $6.84 per share.

SIMTEK CORPORATION (OTC:SRAM)
4250 Buckingham Drive, Suite 100, Colorado Springs, CO  80907

     Simtek Corporation is a fabless semiconductor company, supplying innovative products to a worldwide marketplace. The Company has design and manufacturing expertise in a variety of technologies, including high performance non-volatile memory, application specific integrated circuits, and data communications.

     At June 30, 2003, the Fund owned a $1,000,000 7.5% Convertible Debenture, convertible into the Company's common stock at a rate of $0.312 per share, 1,000,000 shares of the Company's common stock having a basis of $195,000 or $0.195 per share and options for 15,000 shares of the Company's common stock.

STONEPATH GROUP, INC.  (AMEX:STG)
1600 Market Street, Philadelphia, PA  19103

     Stonepath Group, Inc., is a non-asset based provider of third-party logistics services, offering a full range of time-definite transportation and distribution solutions. The Company manages and arranges the domestic movement of raw materials, supplies, components and finished goods, and also provides a broad range of value-added supply chain management services.

     At June 30, 2003, the Fund owned 200,000 shares of the Company's common stock with a cost basis of $1.35 per share.

THERMOVIEW INDUSTRIES, INC.  (AMEX:THV)
5611 Fern Valley Road, Louisville, KY  40228

     ThermoView Industries, Inc., is a national company that designs, manufactures, markets, and installs high-quality replacement windows and doors as part of a full-service array of home improvements for residential homeowners.

     At June 30, 2003, the Fund owned 134,951 shares of ThermoView common stock having a cost of $497,832.

US HOME SYSTEMS (NASDAQ:USHS)
750 State Highway 121 Bypass, Suite 170, Lewisville, TX  75067

     US Home Systems is engaged in the manufacture, design, sale, and installation of quality specialty home improvement products with specific emphasis on kitchen and bath improvements, and also provides consumer financing services to the home improvement and remodeling industry. The Company's home improvement product lines include replacement kitchen cabinetry, kitchen cabinet refacing and counter top products utilized in kitchen remodeling, bathroom refacing and related products utilized in bathroom remodeling, and replacement windows. The Company provides through its wholly owned subsidiary, First Consumer Credit, Inc., consumer financing to the home improvement and remodeling industry.

     At June 30, 2003, the Fund owned 110,000 shares of the Company's common stock having a basis of $535,587 or $4.87 per share.

VALUATION OF INVESTMENTS

     On a quarterly basis, RENN Group prepares a valuation of the assets of the Fund subject to the approval of the Board of Directors. The valuation principles are described below.

     Generally, the guiding principle for valuation is application of objective standards. The objective standards for determining market prices and applying valuation methodologies govern in all situations except where a debt issuer is in default.

     Generally, the fair value of debt securities and preferred securities convertible into common stock is the sum of (a) the value of such securities without regard to the conversion feature, and (b) the value, if any, of the conversion feature. The fair value of debt securities without regard to conversion features is determined on the basis of the terms of the debt security, and the financial condition of the issuer. The fair value of preferred securities without regard to conversion features is determined on the basis of the terms of the preferred security, and its liquidation and redemption rights and absent special circumstances will typically be equal to the lower of cost or 120% of the value of the underlying common stock. The fair value of the conversion features of a security, if any, are based on fair values as of the relevant date less an allowance, as appropriate, for costs of registration, if any, and selling expenses.

     Portfolio investments for which market quotations are readily available and which are freely transferable are valued as follows: (i) securities traded on a securities exchange or the Nasdaq or in the over-the-counter market are valued at the closing price on, or the last trading day prior to, the date of valuation and (ii) securities traded in the over-the-counter market that do not have a closing price on, or the last trading day prior to, the date of valuation are valued at the volume-weighted average of the closing bid and ask price for the last trading day on, or prior to, the date of valuation. Securities for which market quotations are readily available but are restricted from free trading in the public securities markets (such as Rule 144 stock) are valued by discounting the value for the last trading day on, or prior to, the date of valuation to reflect the liquidity caused by such restriction, but taking into consideration the existence, or lack thereof, of any contractual right to have the securities registered and freed from such trading restrictions.

     Because there is no independent and objective pricing authority (i.e. a public market) for investments in privately held entities, the latest sale of equity securities governs the value of the enterprise. This valuation method causes the Fund's initial investment in the private entity to be valued at cost. Thereafter, new issuances of equity or equity-linked securities by a portfolio company will be used to determine enterprise value as they will provide the most objective and independent basis for determining the worth of the issuer.

     Where a portfolio company is in default on a debt instrument held by the Fund, and no market exists for that instrument, the fair value for the investment is determined on the basis of appraisal procedures established in good faith by the Investment Adviser. This type of fair value determination is based upon numerous factors such as the portfolio company's earnings and net worth, market prices for comparative investments (similar securities in the market place), the terms of the Fund's investment, and a detailed assessment of the portfolio company's future financial prospects. In the event of unsuccessful operations by a portfolio company, the appraisal may be based upon an estimated net realizable value when that investment is liquidated.

                                   MANAGEMENT

BOARD OF DIRECTORS

     The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board of Directors. Pursuant to the Fund's Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each class serves for a three-year term.

INFORMATION CONCERNING DIRECTORS

                                                                         NUMBER OF
                                                                         PORTFOLIOS
                                         DIRECTOR'S       PRINCIPAL       IN FUND
                           POSITION(S)     TERM OF      OCCUPATION(S)     COMPLEX        OTHER
                              HELD       OFFICE AND         DURING        OVERSEEN   DIRECTORSHIPS
     NAME, ADDRESS*         WITH FUND     LENGTH OF         PAST 5           BY         HELD BY
         AND AGE                         TIME SERVED        YEARS         DIRECTOR      DIRECTOR
----------------------------------------------------------------------------------------------------------
Peter Collins              Director     Class One       Consultant          1        None
Age 57                                  Director
                                        since 1994.
                                        Term expires
                                        2004.

Edward O. Boshell, Jr.     Director     Class Two       Retired             1        None
Age 67                                  Director        Chairman of the
                                        since 1998.     Board and CEO
                                        Term expires    of Columbia
                                        2005.           General and private
                                                        investor

Charles C. Pierce, Jr.     Director     Class Two       Retired             1        None
Age 68                                  Director        Vice-Chairman
                                        since 2002.     of RBC Dain
                                        Term expires    Rauscher and
                                        2005.           private investor

Russell Cleveland          President,   Class Three     President and       3        RUSGIT, BFS US,
Age 64                     Chief        Director        CEO of the Fund              Tutogen Medical,
                           Executive    since 1994.     and RENN Group               Inc., Cover-All
                           Officer,     Term expires                                 Technologies,
                           and          2006.                                        Inc., Integrated
                           Director                                                  Security
                                                                                     Systems, Inc.,
                                                                                     and Digital
                                                                                     Recorders, Inc.

Ernest C. Hill             Director     Class Three     Consultant          1        None
Age 63                                  Director
                                        since 1994.
                                        Term expires
                                        2006.
------------------------

*The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210,
LB-59, Dallas, Texas 75206.

                                                   - 49 -

                                                        AGGREGATE DOLLAR RANGE*
                              DOLLAR RANGE*             OF EQUITY SECURITIES IN
       NAME OF             OF EQUITY SECURITIES             ALL FUNDS IN
       DIRECTOR                IN THE FUND              RENAISSANCE FUND COMPLEX
       --------            --------------------         ------------------------

Edward O. Boshell, Jr.     over $100,000                over $100,000

Charles C. Pierce, Jr.     $10,001 to $50,000           $10,001 to $50,000

Ernest C. Hill             $0                           $0

Peter Collins              $10,001 to $50,000           $10,001 to $50,000

Russell Cleveland          over $100,000                over $100,000

------------------------

*As of September 30, 2003

COMMITTEES AND MEETINGS

     The Board of Directors held eighteen (18) meetings or executed consent actions in lieu of meetings during 2002, and each director attended or executed at least seventy-five per cent (75%) of these meetings and consent actions. The Audit Committee consists of Ernest C. Hill, Peter Collins, Charles C. Pierce, Jr., and Edward O. Boshell, Jr., and held three (3) meetings in 2002.

DIRECTOR COMPENSATION

     Directors who are not employees of either the Fund or RENN Group receive a monthly fee of $1,500, plus $750 and out-of-pocket expenses for each meeting attended. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from January 1 to December 31, 2002, that the Fund paid each director, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which RENN Group provided investment advisory services (collectively, the "Renaissance Fund Complex") is set forth below:

                                                PENSION OR
                                                RETIREMENT       ESTIMATED       TOTAL 2002
                                AGGREGATE        BENEFITS         ANNUAL        COMPENSATION
                                  2002          ACCRUED AS       BENEFITS      FROM FUND AND
                              COMPENSATION     PART OF FUND        UPON         RENAISSANCE
     NAME OF DIRECTOR           FROM FUND        EXPENSES       RETIREMENT      FUND COMPLEX
     ----------------         ------------     ------------     ----------     -------------
Russell Cleveland(1)         $0                     $0              $0          $ 8,993

Peter Collins                $21,000                $0              $0          $21,000

Ernest C. Hill               $21,000                $0              $0          $21,000

Edward O. Boshell, Jr.       $21,000                $0              $0          $21,000

Charles C. Pierce, Jr.       $17,250                $0              $0          $17,250

------------------------

(1)  Mr.  Cleveland is President  and CEO of RENN Group.  See  "Information  about the Fund's
     Officers and the Investment Adviser - RENN Group."

EXECUTIVE COMPENSATION AND OPTIONS

     Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund.

AUDITOR

     The Audit Committee has selected Ernst & Young LLP ("EY"), 2121 San Jacinto Street, Suite 1500, Dallas, Texas 75201, to audit the Fund for the fiscal year ending December 31, 2003. EY has performed audit services for the Fund since 1999. A representative of EY is expected to attend the Annual Meeting. The EY representative will respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, should the representative desire to do so. The aggregate fees billed by EY for audit services for the audit of the Fund's financial statements included in the Fund's Form 10-K and the review of the Fund's financial statements included in the Fund's Forms 10-Q for 2002 and 2001 were $86,206 and $58,000, respectively.

                      INFORMATION ABOUT THE FUND'S OFFICERS
                           AND THE INVESTMENT ADVISER

OFFICERS

     Set forth below is certain information regarding the officers of RENN Group, the Fund's investment adviser:

     RUSSELL CLEVELAND, age 64, is the President, CEO, sole Director, and the majority shareholder of RENN Group. He is also President, CEO, and a Class Three director of the Fund. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of Directors of Renaissance US Growth Investment

Trust PLC, BFS US Special Opportunities Trust PLC, Integrated Security Systems, Inc., Tutogen Medical, Inc., Digital Recorders, Inc., and Cover-All Technologies, Inc. He has served as an officer and director of the Fund since 1994.

     BARBE BUTSCHEK, age 49, has been associated with RENN Group and its predecessor companies since 1977, and is a shareholder of RENN Group. As Senior Vice-President and Secretary/Treasurer of RENN Group, she has been responsible for office management, accounting management, and records management of several investment funds. Ms. Butschek has served as Secretary and Treasurer of the Fund since 1994.

     ROBERT C. PEARSON, age 68, joined RENN Group in April 1997 and is Senior Vice-President - Investments. He is also Vice-President of the Fund. Mr. Pearson brings more than thirty years of experience to RENN Group's corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with more than $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President - Controller and Vice-President - Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of eOriginal, Inc., Poore Brothers, Inc., CaminoSoft Corp., Laserscope, Simtek Corporation, and Advanced Power Technologies, Inc.

     JOHN A. SCHMIT, age 36, joined RENN Group in 1997, and is Vice-President - Investments. He is also Vice-President of the Fund. Mr. Schmit is responsible for portfolio analysis and monitoring. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, Amarillo, Texas. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center. He is a director of Gasco Energy, Inc. and Obsidian Enterprises, Inc.

     RENN GROUP. RENN Group provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Agreement is subject to annual review and approval by the Fund's Board of Directors. RENN Group is also the Investment Manager of BFS US and RUSGIT, closed-end investment trusts listed on the London Stock Exchange. RENN Group is a registered investment adviser under the 1940 Act, and is subject to the reporting and other requirements of the 1940 Act. RENN Group and its officers and employees devote such time to the Fund's business as is necessary for the conduct of its operations. Pursuant to the Agreement, RENN Group is entitled to receive a management fee equal to a quarterly rate of 0.4375% (1.75% annually) of the Fund's net assets, as determined at the end of such quarter with each such payment to be due on the last day of the calendar quarter. Since RENN Group's management fee is based on a percentage of the Fund's net assets, increasing the Fund's net assets through the Offering will increase the dollar amount of the management fees paid to RENN Group. In addition to the quarterly fee of 0.4375% of the Fund's net assets, RENN Group is entitled to receive an incentive fee in an amount equal to 20% of the Fund's realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund. The incentive fee is calculated, accrued, and paid on a quarterly basis. In 2002, the Fund paid RENN Group $860,834 as its management fee and $0 as its incentive fee. For the nine months ended September 30, 2003, the Fund paid RENN Group $_______ as its management fee and $__________ as its incentive fee. The Fund also received director's fees from portfolio companies with respect to Mr. Cleveland's and Mr. Pearson's services as a director. Neither RENN Group nor its affiliates are prohibited from engaging in activities outside the Fund's business. Officers and employees of RENN Group are compensated solely by RENN Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the Common Stock of RENN Group. The sole director of RENN Group is Russell Cleveland.

CODE OF ETHICS

     The Fund and RENN Group have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Code of Ethics is on public file with, and is available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202)-942-8090, and this Code of ethics is available on the EDGAR database as an exhibit to the Fund's Form 10-Q for the quarter ended June 30, 2002, which is found on the Commission internet site at http://www.sec.gov. A copy of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund's Common Stock as of September 30, 2003 (i) for all persons who are beneficial owners of 5% or more of the outstanding shares of the Fund's Common Stock (ii) each director of the Fund, and (iii) all officers and directors of the Fund as a group:

                                           NUMBER OF SHARES
                                          BENEFICIALLY OWNED             PERCENT
    NAME OF BENEFICIAL OWNER            DIRECTLY OR INDIRECTLY          OF CLASS
    ------------------------            ----------------------          --------

Edward O. Boshell, Jr., Director              29,282(1)                   0.67%

Ernest C. Hill, Director                         0                        0.00%

Peter Collins, Director                        1,900                      0.04%

Charles C. Pierce, Jr., Director               1,978                      0.05%

Russell Cleveland, President, Chief          252,199(3)                    5.8%
Executive Officer, and Director (2)

All directors and officers of the            307,185                      7.06%
Fund as a group (8 persons)

------------------------

(1)  Shares owned indirectly through Columbia General Investments, L.P.

(2)  "Interested person," as defined by the 1940 Act.

(3) Includes 22,063 shares owned by the Cleveland Family Limited Partnership and 230,136 shares owned by Renaissance Investment Limited Partnership.


                        FEDERAL INCOME TAX CONSIDERATIONS

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

     The U.S. federal income tax consequences to holders of Common Stock with respect to the Offering will generally be as follows:

     o The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

     o The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right is expected to be zero, since the fair market value of the Right immediately after issuance is expected to be less than 15% of the fair market value of the Common Stock with regard to which it is issued (unless the holder elects, by filing a statement with his timely filed income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued); (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

     o The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock with regard to which the Right is issued.

     o Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long-term or short-term, depending on whether the Right has been held for more than one year, after giving effect to the rule set forth in paragraph 3 above. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis in the Right.

     o If the Right is exercised by the Record Date Shareholder, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the amount paid upon exercise of the Right.

     o If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

     The foregoing is only a summary of applicable federal income tax laws and does not include any state or local tax consequences of the Offering. Holders of Rights should consult their own tax advisors concerning the tax consequences of the Offering.

TAXATION OF THE FUND

     The Fund has elected to be, and qualifies for treatment as, a RIC under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived from its business of investing in securities or those currencies ("Income Requirement"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation, in respect of any one issuer, to an amount that does not exceed 5% of the value of its assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer, or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     For each taxable year that the Fund qualifies as a RIC, it is not subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net realized gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of its investment company taxable income for that year ("Distribution Requirement"). The Fund intends to satisfy the Distribution Requirement each taxable year.

     The Fund has historically distributed all of investment company taxable income and realized net capital gain annually. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed investment company taxable income and net capital gain. In addition, if the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain (as opposed to its investment company taxable income), that decision will not affect the Fund's ability to qualify as a RIC but (as already noted) will subject the Fund under current tax rates to a maximum effective tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed net capital gains in a notice to its shareholders, who (i) will be required to include in their gross income their proportionate share of such undistributed net capital gain ("grossed-up" to include their share of the tax paid by the Fund with respect to such undistributed net capital gain) as long-term capital gains and (ii) will be entitled to a credit or refund, as the case may be, for their proportionate share of the tax so paid by the Fund. For federal income tax purposes, the adjusted tax basis of Shares owned by a Fund shareholder will be increased by an amount equal to the difference between the amount of undistributed net capital gains (including his proportionate share of the tax paid by the Fund on such undistributed net capital gains) included in the shareholder's gross income and his proportionate share of the tax paid by the Fund on such undistributed net capital gains that is deemed to have been paid by him.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid such excise tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income for the calendar year, (ii) at least 98% of its capital gain net income (i.e., capital gains in excess of capital losses, adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year (unless the Fund elects to apply its taxable year in lieu of the one-year period ending on October 31 provided that such taxable year ends with the month of November or December) and (iii) all ordinary income and capital gain net income for the preceding calendar year that was not distributed during such preceding year. For this purpose, any ordinary income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions in accordance with the calendar year distribution requirements to avoid application of the excise tax. In addition, for this and certain other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 of a calendar year if it is declared by the Fund in that month of that year, payable to shareholders of record on a date in that month and paid by the Fund at any time through the end of the following January. Any such distribution thus will be taxable to shareholders in the year the distribution is declared, rather than the year in which the distribution is received.

TAXATION OF SHAREHOLDERS

     OVERVIEW: Distributions paid to shareholders by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses ("Regular Dividends") will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions made to shareholders from an excess of net long-term capital gains over net short-term capital losses ("Capital Gains Dividends"), including undistributed net capital gain credited to a shareholder's account as described above, will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's Shares and, after such adjusted tax basis is reduced to zero, will constitute either short-term or long-term capital gains (depending on a shareholder's holding period for his Shares), assuming the Shares are held as capital assets.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("JGTRRA"), special rules apply to Regular Dividends paid to individual shareholders. Such Regular Dividends, with respect to taxable years beginning on or after January 1, 2003 and ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (which under the JGTRRA have been reduced to a maximum rate of 15% with respect long-term capital gains recognized in taxable years ending on or after May 6, 2003 and before taxable years beginning after December 31, 2008), provided that the individual shareholder meets certain holding period requirements. The maximum long-term capital gains rate of 15% will generally apply to such portion of the Regular Dividends paid by the Fund to an individual shareholder in a particular taxable year that is attributable to "qualified dividends" received by the Fund in that taxable year. For this purpose, "qualified dividends" means dividends received by the Fund from domestic corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations. Generally, "qualified dividends" do not include dividends from a "real estate investment trust" (i.e., a "REIT"). In addition, in the case of securities lending transactions, payments in lieu of dividends will not constitute "qualifying dividends."

     Corporate shareholders which are otherwise eligible to claim the dividends received deduction under section 243 of the Code can deduct 70% of such portion of a dividend as is received with respect to their Shares as represent their proportionate share of the eligible dividend income distributed by the Fund. Capital gains dividends do not qualify for the dividends received deduction under section 243 of the Code.

     Generally, not later than 60 days after the close of its taxable year, the Fund will provide shareholders with written notice designating the amount of any Regular Dividends, Capital Gains Dividends and other distributions.

     DIVIDEND REINVESTMENT PLAN: A participant in the Dividend Reinvestment Plan who receives a distribution that is reinvested in Shares is treated as having received a taxable distribution and has a basis for those Shares equal to their fair market value on the distribution date. Shareholders will be notified annually as to the federal income tax status of distributions to them. Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming distribution. Those purchasing just prior to the Record Date for a distribution will receive the distribution, which nevertheless will be taxable to them.

     SALE OF SHARES: On a sale of Shares, a shareholder will realize taxable gain or loss depending upon the amount realized on the sale and the shareholder's basis for the Shares. That gain or loss will be treated as capital gain or loss if the shareholder held the Shares as capital assets and will be long-term capital gain or loss if the Shares were held for more than one year. Any such loss will be disallowed to the extent the Shares that were disposed of are replaced (such as pursuant to the Dividend Reinvestment Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the acquired Shares will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Shares held for six months or less will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received by the shareholder on those Shares or any undistributed capital gains.

PARTIAL EXCLUSION FOR GAIN FROM CERTAIN SMALL BUSINESS STOCK (PORTFOLIO
COMPANIES)

     Section 1202 of the Code provides for a partial exclusion of long-term capital gains received by the Fund's shareholders (other than a C corporation) on the sale by the Fund of certain "qualified small business stock" if certain conditions are met, provided that:

     o All eligibility requirements for "qualified small-business stock" are met;

     o    The stock was held by the Fund for more than five years;

     o The shareholder held its interest in the Fund on the date the Fund acquired the stock and at all times after and before the disposition of the stock; and

     o A shareholder's gain received from the Fund did not exceed his or its interest in the Fund at the time the Fund acquired the stock.

     Shareholders will be notified of any distributions made from long-term capital gains of the Fund which potentially qualify for the partial exclusion.

BACKUP WITHHOLDING

     The Fund is required to withhold federal income tax at the rate of 31% on all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who fail to provide the Fund with certain information, including their correct taxpayer identification number, or who otherwise (with respect to dividends and capital gain distributions) are subject to backup withholding under section 3406 of the Code. Any amount withheld under the backup withholding provisions may be credited against a shareholder's U.S. federal income tax liability.

FOREIGN WITHHOLDING TAXES IMPOSED ON THE FUND

     Income received by the Fund from sources within foreign countries, and gains realized on foreign securities, may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains from investments by foreign investors. It is impossible to determine the rate of foreign tax in advance, because the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's assets at the close of its taxable year does not consist of stock or securities in foreign corporations, the Fund would not be entitled to elect to "pass through" to its shareholders the amount of foreign taxes it paid, so that such shareholders may claim a credit for such foreign taxes against their U.S. federal income tax liability, subject to applicable limitations.

FOREIGN SHAREHOLDERS OF THE FUND

     Regular Dividends distributed by the Fund to non-U.S. shareholders (which generally would include non-resident alien individuals, foreign trusts and estates, foreign corporations, and foreign partnerships, in each case as defined in section 7701 of the Code) will be subject to U.S. withholding taxes imposed at a flat rate of 30%, unless either (i) such non-U.S. shareholder is entitled to an exemption from, or reduced rate of, withholding under an applicable income tax treaty, or (ii) such Regular Dividends constitute income "effectively connected" with the conduct of a trade or business within the United States (or, if required under an applicable income tax treaty, are attributable to the conduct of a trade or business carried on within the United States through a "permanent establishment") in respect of which the non-U.S. shareholder will be subject to U.S. federal income taxes on its net income at applicable graduated rates. In order to claim an exemption from, or reduced rate of, withholding under an applicable income tax treaty with respect to Regular Dividends not subject to U.S. income tax on a net income basis, a non-U.S. shareholder will be required to furnish generally a U.S. Internal Revenue Service ("IRS") Form W-8

BEN, and such other information and documentation as is required under the instructions to the Form W-8 BEN and applicable regulations prescribed by the IRS, at the times and in the manner set forth therein. In the case of Regular Dividends that are "effectively connected" with conduct of a trade or business within the U.S. (or, if required under an applicable income tax treaty, are attributable to a trade or business carried on within the U.S. through a "permanent establishment"), a non-U.S. shareholder in order to demonstrate its exemption from withholding taxes will be required to provide an IRS Form W-8 ECI, and such other information and documentation as is required under the instructions to the Form W-8 ECI and applicable regulations prescribed by the IRS, at the times and in the manner set forth therein. In addition, by providing an applicable Form W-8, a non-U.S. shareholder identifies himself as being a foreign rather than a U.S. person and, therefore, exempt from backup withholding discussed above.

     Non-U.S. shareholders will not be subject either to U.S. federal income taxes or withholding taxes in respect of Capital Gains Dividends, or gains on the sale or exchange of their Shares, unless either (i) such gain is "effectively connected" with the conduct of a U.S. trade or business, or (ii) in the case of an individual, such non-U.S. shareholder is present in the U.S. for 183 days or more during the taxable year.

OTHER TAX CONSIDERATIONS

     The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders. Distributions may also be subject to state, local and foreign taxes, depending on each shareholder's particular situation. Prospective shareholders thus are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                           DESCRIPTION OF COMMON STOCK

GENERAL

--------------------------------------------------------------------------------
      (1)                (2)                (3)                      (4)
TITLE OF CLASS  AMOUNT AUTHORIZED     AMOUNT HELD BY        AMOUNT OUTSTANDING
                                   REGISTRANT OR FOR ITS   EXCLUSIVE OF AMOUNT
                                          ACCOUNT             SHOWN UNDER(3)

Common Stock,
$1.00 par                                                    4,351,718 as of
Value            20,000,000                 -0-             September 30, 2003
--------------------------------------------------------------------------------

COMMON STOCK

     The holders of Common Stock are entitled to one vote per share on all matters submitted for action by the shareholders. There is no provision for cumulative voting rights with respect to the election of directors. Accordingly, the holders of more than 50% of the shares of Common Stock can, if they choose to do so, elect all of the directors. In such event, the holders of the remaining shares will not be able to elect any directors. The holders of shares of Common Stock are entitled to receive dividends, when, as and if declared by the Board of Directors, out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Fund, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are, and the shares of Common Stock offered hereby, when issued against the consideration set forth in this Prospectus, will be, fully-paid and non-assessable.

ANTI-TAKEOVER PROVISIONS OF THE BYLAWS

     The Fund's Bylaws contain certain provisions (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     The Board of Directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any one year. Consequently, changing a majority of the directors would require up to a two-year period. Having a classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management. Further, directors may be removed from office only for cause by vote of at least 66 2/3% of the shares of capital stock entitled to vote on the matter. The Bylaws provide that an affirmative vote of at least 66 2/3% of the Directors or of the shares of capital stock entitled to vote on the matter is required to amend the Bylaws to change any of the foregoing provisions.

     The percentage votes required under these provisions which are greater than the minimum requirements under Texas law or the 1940 Act will make more difficult a change in the Fund's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or other acquisition.

ANNUAL MEETINGS

     The Fund holds annual meetings of shareholders for the election of directors and other matters.

              CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                                  AND REGISTRAR

     The Fund's investment securities and cash are held by The Frost National Bank, 8201 Preston Road, Dallas, Texas 75225, as custodian.

     American Stock Transfer & Trust Co. serves as the Plan Agent, the dividend disbursing agent of the Fund and the transfer agent and registrar for the Rights and the Shares.

                                     EXPERTS

     The financial statements of the Fund at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     The validity of the Rights and the Shares has been passed on for the Fund by Kirkpatrick & Lockhart LLP, 2828 North Harwood Street, Suite 1800, Dallas, Texas 75201-6966.

                             REPORTS TO SHAREHOLDERS

     The Fund sends audited annual reports to its shareholders, including a list of its portfolio investments.

                               FURTHER INFORMATION

     The Fund has filed with the Commission, Washington, D.C., 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

     The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and, in accordance therewith, files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Information on the Commission's public reference facilities may be obtained by calling 1-800-SEC-0330. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference into this Prospectus, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the Nasdaq National Market, Investor Relations, 4 Times Square, New York, NY 10036.

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
Report of Independent Auditors                                               F-2

Statements of Assets and Liabilities -
   December 31, 2002 and 2001 and June 30, 2003 (unaudited)                  F-3

Statements of Investments -
   December 31, 2002 and 2001 and June 30, 2003 (unaudited)                  F-4

Statements of Operations -
   Years ended December 31, 2002, 2001 and 2000 and six months ended
   June 30, 2003 (unaudited)                                                F-20

Statements of Changes in Net Assets -
   Years ended December 31, 2002, 2001 and 2000 and six months ended
   June 30, 2003 (unaudited)                                                F-23

Statements of Cash Flows -
   Years ended December 31, 2002, 2001 and 2000 and six months ended
   June 30, 2003 (unaudited)                                                F-24

Notes to Financial Statements                                               F-26

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
Renaissance Capital Growth & Income Fund III, Inc.


We have audited the accompanying statements of assets and liabilities of Renaissance Capital Growth & Income Fund III, Inc., including the schedules of investments, as of December 31, 2002 and 2001, and the related statements of operations, changes in net assets, and cash flows for the years ended December 31, 2002, 2001, and 2000. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Renaissance Capital Growth & Income Fund III, Inc. as of December 31, 2002 and 2001, and the results of its operations, changes in its net assets, and its cash flows for the years ended December 31, 2002, 2001, and 2000, in conformity with accounting principles generally accepted in the United States.



                                                   /s/ Ernst & Young LLP


February 25, 2003

                      RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                             STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------
                                                JUNE 30,2003    DECEMBER 31,   DECEMBER 31,
                                                 (UNAUDITED)        2002           2001
--------------------------------------------------------------------------------------------
                   Assets
Cash and cash equivalents                          $35,172,840    $10,968,001    $27,125,926

Investments at fair value, cost of
  $34,521,950, $32,918,344 and $35,015,807
  in 2003, 2002 and 2001, respectively
  (note 5)                                          49,563,287     39,459,243     49,762,340

Accounts receivable-brokerage                          110,381

Interest receivable, net of reserves                   494,055         28,409        114,539

Prepaid expenses                                         2,877         40,068         13,863
--------------------------------------------       -----------    -----------    -----------
                                                    85,343,440    $50,495,721    $77,016,668
--------------------------------------------       -----------    -----------    -----------
         Liabilities and Net Assets

Liabilities:

   Due to broker (note 3)                           34,491,604      9,001,163     22,197,146

   Accounts payable                                     21,632         12,106         13,472

   Accounts payable - affiliate (note 4)               344,753        223,386        268,542
--------------------------------------------       -----------    -----------    -----------
                                                    34,857,989      9,236,655     22,479,160
--------------------------------------------       -----------    -----------    -----------
Net assets:

Common stock, $1 par value; authorized
  20,000,000 shares; 4,561,618 issued;
  4,351,718 shares outstanding 6/30/03 &
  12/31/02, 4,361,618 shares outstanding
  12/31/01                                           4,561,618      4,561,618      4,561,618
Additional paid-in-capital                          35,642,954     35,642,954     37,125,714

Treasury stock at cost, 209,900 shares at
  6/30/03 & 12/31/02, 200,000 shares at
  December 31, 2001                                 (1,734,966)    (1,734,966)    (1,665,220)
Distributable earnings                              (3,025,492)    (3,751,440)      (231,137)

Net unrealized appreciation of investments          15,041,337      6,540,900     14,746,533
--------------------------------------------       -----------    -----------    -----------
Net assets, equivalent to $11.60, $9.48 and
  $12.50 per share on the shares outstanding
  in 2003, 2002 and 2001, respectively              50,485,451     41,259,066     54,537,508
--------------------------------------------------------------------------------------------
                                                   $85,343,440    $50,495,721    $77,016,668
--------------------------------------------------------------------------------------------


See accompanying notes to financial statements

                                             F-3

                         RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                     Statements of Investments
                                           June 30, 2003
                                            (Unaudited)

                                                               2003
                                  ----------------------------------------------------------------
                                  Interest     Due                           Fair        % of Net
                                   Rate        Date             Cost         Value        Assets
Eligible Portfolio Investments -
  Convertible Debentures and
  Promissory Notes

Active Link Communications, Inc. -
  Convertible bridge note (2)      12.00      09/30/03      $   19,023    $         0      0.00
  Convertible note (2)              8.00      09/30/03         125,000              0      0.00
  Convertible note (2)              8.00      09/30/03         250,000              0      0.00

Business Process Outsourcing -
  Convertible debenture(1)(3)      12.00      08/31/03          98,000        100,000      0.20

Dexterity Surgical, Inc. -
  Convertible debenture(2)          9.00      12/19/04       1,316,282      1,066,282      2.11

EDT Learning Inc. -
  Convertible redeemable note(2)   12.00      03/29/12         500,000        500,000      0.99

Integrated Security Systems, Inc. -
  Promissory notes (4)              8.00      09/05/03         525,000        525,000      1.04

Laserscope -
  Convertible debenture(2)          8.00      02/11/07       1,300,000      8,226,504     16.29

Simtek Corporation -
  Debt(2)                           7.50      06/28/09       1,000,000      1,094,872      2.17
                                                            ----------    -----------     -----
                                                            $5,133,305    $11,512,658     22.80

                                                F-4

                         RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                               Statements of Investments (continued)
                                           June 30, 2003
                                            (Unaudited)

                                                               2003
                                  ----------------------------------------------------------------
                                  Interest     Due                           Fair        % of Net
                                   Rate        Date             Cost         Value        Assets
Other Portfolio Investments -
  Convertible Debentures and
    Promissory Notes

CareerEngine Network, Inc. -
  Convertible debenture(2)         12.00      03/31/10      $  250,000    $   250,000      0.50

Interpool, Inc. -
  Convertible debenture(2)          9.25      12/27/22         375,000        375,000      0.74
                                                            ----------    -----------     -----
                                                            $  625,000    $   625,000      1.24


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted securities - securities that are not fully registered and freely tradable.
(3)  Securities in a privately owned company.
(4)  Securities  that have no provision  allowing  conversion  into a security for which there is a public market.
(5)  Included Miscellaneous Securities, securities of privately owned companies, securities with no conversion feature, and securities for which there is no market.

                                                F-5

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                  June 30, 2003
                                   (Unaudited)

                                                       2003
                                     -------------------------------------------

                                                               Fair    % of Net
                                       Shares       Cost       Value    Assets

Eligible Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Bentley Pharmaceuticals, Inc. -
  Common stock                         400,000   $  500,000   $5,207,400   10.31

CaminoSoft Corp. -
  Common stock                       1,750,000    4,000,000      727,650    1.44
  Common stock(2)                      708,333      875,000      229,650    0.45

Dexterity Surgical, Inc. -
  Preferred stock - A(2)                   500      500,000            0    0.00
  Preferred stock - B(2)                   500      500,000            0    0.00
  Common stock(2)                      260,000      635,000            0    0.00

eOriginal, Inc. -
  Series A, preferred stock(1)          10,680    4,692,207      770,383    1.53
  Series B, preferred stock(1)          25,646      620,329    1,849,928    3.66
  Series C, preferred stock(1)          28,929      699,734    2,086,741    4.13

Fortune Natural Resources Corp. -
  Common stock                       1,262,394      500,500      324,940    0.64

Gasco Energy, Inc. -
  Common stock                         250,000      250,000      217,800    0.43

                 RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                        Statements of Investments (continued)
                                    June 30, 2003
                                     (Unaudited)

                                                          2003
                                      ---------------------------------------------
                                                                   Fair    % of Net
                                          Shares       Cost        Value    Assets
Eligible Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Integrated Security Systems, Inc. -
  Common stock                           393,259  $   215,899  $    54,506    0.11
  Common stock - PIK(2)                  208,004       49,173            0    0.00
  Series D, preferred stock(2)           187,500      150,000       31,500    0.06
  Series F, preferred stock(2)         2,714,945      542,989      456,111    0.90
  Series G, preferred stock(2)        18,334,755    3,666,951    3,080,239    6.10

JAKKS Pacific, Inc. -
  Common stock                            49,847      297,421      655,841    1.30

Laserscope -
  Common stock(2)                        160,000      200,000    1,265,616    2.51

Poore Brothers, Inc. -
  Common stock(2)                      2,016,357    2,078,170    7,645,225   15.14

Simtek Corp. -
  Common stock(2)                      1,000,000      195,000      376,200    0.75

ThermoView Industries, Inc. -
  Common stock                           134,951      497,832       85,505    0.17

Miscellaneous Securities                                2,165      272,861    0.54

                                                  -----------  -----------   -----
                                                  $21,668,370  $25,338,096   50.19


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted  securities - securities  that are not fully  registered  and freely tradable.
(3)  Securities in a privately owned company.
(4)  Securities that have no provision allowing conversion into a security for which there is a public market.
(5)  Included  Miscellaneous  Securities,  securities of privately owned  companies, securities  with no conversion  feature,  and  securities for which there is no market.

                                        F-7

                  RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                         Statements of Investments (continued)
                                     June 30, 2003
                                      (Unaudited)

                                                            2003
                                         --------------------------------------------
                                                                    Fair     % of Net
                                          Shares       Cost         Value      Assets
Other Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

AirNet Systems, Inc. -
  Common stock                            50,000   $  212,500   $  200,475      0.40

Bentley Pharmaceuticals, Inc. -
  Common stock                            72,979      116,582      950,077      1.88

Canterbury Consulting Group, Inc. -
  Common stock                            18,521      125,415       14,302      0.03

Capital Senior Living Corp. -
  Common stock                            57,100      146,335      176,935      0.35

Dave & Busters, Inc. -
  Common stock                           100,000      653,259    1,079,100      2.14

Dwyer Group, Inc. -
  Common stock                           575,000    1,627,470    3,751,358      7.43

EDT Learning, Inc. -
  Common stock                            48,266       27,033       17,202      0.03

Flamel Technologies, SA -
  Common stock                           100,000      832,267    1,331,550      2.64

Gasco Energy, Inc. -
  Common stock                           170,000       99,705      148,104      0.29

I-Flow Corporation -
  Common stock                           100,000      254,038      735,570      1.46

                                         F-8

                  RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                         Statements of Investments (continued)
                                     June 30, 2003
                                      (Unaudited)

                                                             2003
                                         --------------------------------------------
                                                                     Fair    % of Net
                                         Shares         Cost         Value    Assets
Other Portfolio Investments -
 Common Stock, Preferred Stock,
   and Miscellaneous Securities

Inet Technologies, Inc. -
  Common stock                            96,600   $   530,338   $   951,558    1.88

Medical Action Industries, Inc. -
  Common stock                            25,000       292,329       404,168    0.80

Precis, Inc. -
  Common stock                           200,700     1,372,416       913,988    1.81

Stonepath Group, Inc. -
  Common stock(2)                        200,000       270,000       461,360    0.91

US Home Systems, Inc. -
  Common stock                           110,000       535,587       951,786    1.89

Miscellaneous Securities                                     0             0    0.00
                                                   -----------   -----------   -----
                                                   $ 7,095,275   $12,087,533   23.94

                                                   -----------   -----------   -----

                                                   $34,521,950   $49,563,287   98.17
                                                   ===========   ===========   =====

Allocation of Investments -
  Restricted Shares, Unrestricted
  Shares, and Other Securities

Restricted  Securities(2)                          $15,260,088   $25,476,833   50.46
Unrestricted Securities                             12,624,427    18,481,540   36.61
Other Securities(5)                                  6,637,435     5,604,914   11.10

(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted  securities  -  securities  that are not fully  registered  and freely tradable.
(3)  Securities in a privately owned company.
(4)  Securities that have no provision  allowing  conversion into a security for which there is a public market.
(5)  Included  Miscellaneous  Securities,  securities  of privately  owned  companies, securities  with no  conversion  feature,  and  securities  for which there is no market.

                                         F-9

                            RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                         Statements of Investments
                                        December 31, 2002 and 2001

                                                                      2002
                                            ---------------------------------------------------------
                                            Interest    Due                      Fair        % of Net
                                              Rate      Date        Cost         Value        Assets
Eligible Portfolio Investments -
  Convertible Debentures and
  Promissory Notes

Active Link Communications, Inc. -
  Convertible bridge note(2)                  12.00   09/30/03   $   41,480   $   41,789        0.10
  Convertible note(2)                          8.00   09/30/03      125,000      126,000        0.31
  Convertible note(2)                          8.00   09/30/03      250,000      252,000        0.61

Business Process Outsourcing -
  Convertible debenture(1)(3)                 12.00   08/31/03       98,000      100,000        0.24

Dexterity Surgical, Inc. -
  Convertible debenture(2)                     9.00   12/19/04    1,316,282    1,066,282        2.58

EDT Learning Inc. -
  Convertible redeemable note(2)              12.00   03/29/12      500,000      500,000        1.21

eOriginal, Inc. -
  Promissory note(3)                          12.00   12/31/02    1,139,683    1,139,683        2.76

Integrated Security Systems, Inc. -
  Promissory notes(4)                          8.00   09/05/03      325,000      325,000        0.79

Laserscope -
  Convertible debenture(2)                     8.00   02/11/07    1,500,000    5,026,000       12.18

Simtek Corporation -
  Debt(2)                                      7.50   06/28/09    1,000,000    1,000,000        2.42

                                                                 ----------   ----------       -----
                                                                 $6,295,445   $9,576,754       23.20

                                                 F-10

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                           December 31, 2002 and 2001

                                                   2002
                             ---------------------------------------------------
                             Interest   Due                   Fair      % of Net
                               Rate     Date       Cost       Value      Assets

Other Portfolio Investments -
  Convertible Debentures and
  Promissory Notes

CareerEngine Network, Inc. -
  Convertible debenture(2)    12.00   03/31/10   $250,000     $250,000    0.61

Interpool, Inc. -
  Convertible debenture(2)     9.25   12/27/22    375,000      375,000    0.91
                                                 --------     --------    ----
                                                 $625,000     $625,000    1.52


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2) Restricted securities - securities that are not fully registered and freely tradable.
(3)  Securities in a privately owned company.
(4) Securities that have no provision allowing conversion into a security for which there is a public market.
(5) Included Miscellaneous Securities, securities of privately owned companies, securities with no conversion feature, and securities for which there is no market.

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                           December 31, 2002 and 2001

                                                       2002
                                    --------------------------------------------
                                                                Fair    % of Net
                                      Shares       Cost         Value    Assets

Eligible Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Bentley Pharmaceuticals, Inc. -
  Common stock                        400,000   $  500,000   $3,187,800   7.73

CaminoSoft Corp. -
  Common stock                      1,750,000    4,000,000    1,559,250   3.78
  Common stock(2)                     708,333      875,000      549,250   1.33

Dexterity Surgical, Inc. -
  Preferred stock - A(2)                  500      500,000            0   0.00
  Preferred stock - B(2)                  500      500,000            0   0.00
  Common stock(2)                     260,000      635,000            0   0.00

eOriginal, Inc. -
  Series A, preferred stock(1)          6,000    1,500,000      794,000   1.92
  Series B-1, preferred stock(1)        1,785      392,700    1,426,215   3.46
  Series B-3, preferred stock(1)          447      107,280      357,153   0.87
  Series C-1, preferred stock(1)        2,353    2,000,050    2,000,050   4.85

Fortune Natural Resources Corp. -
  Common stock                      1,262,394      500,500       81,235   0.20

Gasco Energy, Inc. -
  Common stock                        250,000      250,000      112,150   0.27

                   RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                          Statements of Investments (continued)
                               December 31, 2002 and 2001

                                                            2002
                                       ------------------------------------------------
                                                                      Fair     % of Net
                                         Shares         Cost          Value     Assets
Eligible Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Integrated Security Systems, Inc. -
  Common stock                            393,259   $   215,899   $    93,438    0.23
  Common stock - PIK(2)                   104,787        28,319        23,640    0.06
  Series D, preferred stock(2)            187,500       150,000        54,000    0.13
  Series F, preferred stock(2)          2,714,945       542,989       612,492    1.48
  Series G, preferred stock(2)         18,334,755     3,666,951     4,086,321    9.90

JAKKS Pacific, Inc. -
  Common stock                             59,847       357,088       798,078    1.93

Poore Brothers, Inc. -
  Common stock(2)                       2,016,357     2,078,170     4,669,485   11.32

Simtek Corp. -
  Common stock(2)                       1,000,000       195,000       150,400    0.36

ThermoView Industries, Inc. -
  Common stock                            134,951       497,832       120,241    0.29

Miscellaneous Securities                    2,165       462,349                  1.12
                                                    -----------   -----------   -----
                                                    $19,494,943   $21,137,547   51.23


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted  securities  -  securities  that are not  fully  registered  and  freely tradable.
(3)  Securities in a privately owned company.
(4)  Securities  that have no provision  allowing  conversion  into a security for which there is a public market.
(5)  Included  Miscellaneous  Securities,   securities  of  privately  owned  companies,
     securities with no conversion feature, and securities for which there is no market.

                                          F-13

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                           December 31, 2002 and 2001

                                                     2002
                                   ---------------------------------------------
                                                             Fair       % of Net
                                      Shares       Cost      Value       Assets

Other Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

AirNet Systems, Inc. -
  Common stock                         75,000   $  318,750   $  296,860   0.72

Bentley Pharmaceuticals, Inc. -
  Common stock                        259,979      535,168    2,071,902   5.02

Canterbury Consulting Group, Inc. -
  Common stock                        200,000      193,473       51,480   0.12

Capital Senior Living Corp. -
  Common stock                         44,500      110,975      112,340   0.27

Creative Host Services, Inc. -
  Common stock                          4,830        7,921        9,085   0.02

Daisytek International, Inc. -
  Common stock                         49,600      507,639      389,395   0.94

Dave & Busters, Inc. -
  Common stock                        100,000      653,259      856,350   2.08

Dwyer Group, Inc. -
  Common stock                        675,000    1,966,631    2,559,397   6.20

EDT Learning, Inc. -
  Common stock                         48,266       27,033       14,335   0.03

I-Flow Corporation -
  Common stock                        100,000      254,038      154,440   0.37

                   RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                          Statements of Investments (continued)
                               December 31, 2002 and 2001

                                                            2002
                                       ------------------------------------------------
                                                                    Fair       % of Net
                                        Shares       Cost           Value       Assets
Other Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Inet Technologies, Inc. -
  Common stock                           75,000   $   367,434   $   452,925       1.10

Precis, Inc. -
  Common stock                          100,700     1,025,047       550,305       1.33

US Home Systems, Inc. -
  Common stock                          110,000       535,587       601,128       1.46

Miscellaneous Securities                                    0             0       0.00
                                                  -----------   -----------      -----
                                                  $ 6,502,956   $ 8,119,942      19.68
                                                  -----------   -----------      -----

                                                  $32,918,344   $39,459,243       95.8
                                                  ===========   ===========       ====

Allocation of Investments -
  Restricted Shares, Unrestricted
  Shares, and Other Securities

Restricted  Securities(2)                         $15,097,941   $19,191,669      46.52
Unrestricted Securities                            12,255,525    13,663,124      33.12
Other Securities(5)                                 5,564,878     6,604,450      16.01


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted  securities  -  securities  that are not  fully  registered  and  freely tradable.
(3)  Securities in a privately owned company.
(4)  Securities  that have no provision  allowing  conversion  into a security for which there is a public market.
(5)  Included  Miscellaneous  Securities,   securities  of  privately  owned  companies,
     securities with no conversion feature, and securities for which there is no market.

                                          F-15

                             RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                         Statements of Investments
                                         December 31, 2002 and 2001

                                                                             2001
                                            ---------------------------------------------------------------
                                            Interest                                   Fair        % of Net
                                              Rate     Due Date            Cost        Value        Assets
Eligible Portfolio Investments -
  Convertible Debentures and
  Promissory Notes

Active Link Communications, Inc. -
  Convertible bridge note (2)                 12.00   05/02            $  116,667   $  150,792       0.28
  Convertible note(2)                          8.00   09/30/02            125,000      161,563       0.30
  Convertible note(2)                          8.00   09/30/02            250,000      288,125       0.53

Dexterity Surgical, Inc. -
  Convertible debenture(2)                     9.00   12/19/04          1,329,577    1,329,577       2.44

Display Technologies, Inc. -
  Convertible debenture(2)(4)                  8.75   03/02/05          1,750,000            0       0.00

eOriginal, Inc. -
  Promissory note(1)                          12.00   06/30/02            500,000      500,000       0.92

Integrated Security Systems, Inc. -
  Promissory notes(2)                          8.00   01/25-05/14/02      200,000      200,000       0.37

Laserscope -
  Convertible debenture(2)                     8.00   02/11/07          1,500,000    2,770,000       5.08

Northwestern Steel & Wire Corp. -
  Debt(3)                                       N/A   N/A                 127,500      127,500       0.23

                                                                       ----------   ----------      -----
                                                                       $5,898,744   $5,527,557      10.14


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted securities under Rule 144 (note 7).
(3)  Company is liquidating in bankruptcy.
(4)  Interest  payments  under the terms of the  convertible  debentures  are delinquent as of December 31,
     2001.

                                                   F-16

                     RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                            Statements of Investments (continued)
                                 December 31, 2002 and 2001

                                                            2001
                                   --------------------------------------------------------
                                                                          Fair    % of Net
                                    Rate   Due Date         Cost          Value    Assets
Other Portfolio Investments -
  Convertible Debentures and
  Promissory Notes

CareerEngine Network, Inc. -
  Convertible debenture(2)         12.00   03/31/10     $  250,000     $  250,000    0.46

Play by Play Toys & Novelties -
  Convertible debenture(3)(4)      10.50   12/31/00      2,425,748        500,000    0.92

RailAmerica, Inc. -
  Convertible debenture             6.00   07/31/04        500,000        715,770    1.31

                                                        ----------     ----------    ----
                                                        $3,175,748     $1,465,770    2.69


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted securities under Rule 144 (note 7).
(3)  Company is liquidating in bankruptcy.
(4)  Interest  payments under the terms of the  convertible  debentures are delinquent as of
     December 31, 2001.

                                            F-17

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                           December 31, 2002 and 2001

                                                      2001
                                  ----------------------------------------------
                                                               Fair     % of Net
                                     Shares        Cost        Value     Assets

Eligible Portfolio Investments -
 Common Stock, Preferred Stock,
  and Miscellaneous Securities

Bentley Pharmaceuticals, Inc. -
  Common stock                        400,000   $  500,000   $4,035,240   7.40

CaminoSoft Corp. -
  Common stock                      1,750,000    4,000,000    2,858,625   5.24
  Common stock(2)                     708,333      875,000    1,048,625   1.92

Dexterity Surgical, Inc. -
  Preferred stock - A(2)                  500      500,000        5,769   0.01
  Preferred stock - B(2)                  500      500,000        5,769   0.01
  Common stock(2)                     260,000      635,000            0   0.00

Display Technologies, Inc. -
  Common stock(2)                     127,604      500,000            0   0.00

eOriginal, Inc. -
  Series A, preferred stock(1)          6,000    1,500,000    4,794,000   8.79
  Series B-1, preferred stock(1)        1,785      392,700    1,426,215   2.62
  Series B-3, preferred stock(1)          447      107,280      357,153   0.65
  Series C-1, preferred stock(1)        2,353    2,000,050    2,000,050   3.67

Fortune Natural Resources Corp. -
  Common stock                      1,322,394      545,500      209,467   0.38

                   RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                          Statements of Investments (continued)
                               December 31, 2002 and 2001

                                                           2001
                                       ------------------------------------------------
                                                                     Fair     % of Net
                                         Shares         Cost         Value     Assets
Eligible Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Integrated Security Systems, Inc. -
  Common stock                            393,259       215,899       159,624    0.29
  Common stock - PIK(2)                    13,463         3,366         5,189    0.01
  Series D, preferred stock(2)            187,500       150,000        92,250    0.17
  Series F, preferred stock(2)          2,714,945       542,989     1,046,339    1.92
  Series G, preferred stock(2)         18,334,755     3,666,951     7,016,215   12.86

JAKKS Pacific, Inc. -
  Common stock                             87,347       521,172     1,638,674    3.00

Poore Brothers, Inc. -
  Common stock(2)                       1,931,357     1,963,170     4,488,689    8.23

Simtek Corp. -
  Common stock(2)                       1,000,000       195,000       394,800    0.72

ThermoView Industries, Inc. -
  Common stock(2)                          31,851       415,384        27,433    0.05

Verso Technologies, Inc. -
  Common stock(2)                         179,375       512,500       219,196    0.40

Miscellaneous Securities                    5,915     1,040,722                  1.91

                                                    -----------   -----------   -----
                                                    $20,247,876   $32,870,044   60.27


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted securities under Rule 144 (note 7).
(3)  Company is liquidating in bankruptcy.
(4)  Interest  payments under the terms of the convertible  debentures are delinquent as of December 31, 2001.

                                          F-19

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                           December 31, 2002 and 2001

                                                       2001
                                   ---------------------------------------------
                                                               Fair     % of Net
                                     Shares      Cost          Value     Assets

Other Portfolio Investments -
  Common Stock, Preferred Stock,
  and Miscellaneous Securities

Bentley Pharmaceuticals, Inc. -
  Common stock                     524,979   $ 1,470,478   $ 5,296,037    9.71

Dave & Busters, Inc. -
  Common stock                     100,000       653,259       621,720    1.14

Display Technologies, Inc. -
  Common stock(2)                   13,880       549,741             0    0.00
  Preferred stock(2)                 5,000       500,000             0    0.00

Dwyer Group, Inc. -
  Common stock                     675,000     1,966,631     3,307,838    6.07

EDT Learning, Inc. -
  Common stock                      31,600        16,590        45,988    0.08

Precis, Inc. -
  Common stock                       6,200        36,740        74,884    0.14

RailAmerica, Inc. -
  Common stock                      40,000       500,000       493,696    0.91

Miscellaneous Securities                 0        58,806                  0.11

                                             -----------   ----------    -----
                                             $ 5,693,439   $ 9,898,969   18.15
                                             -----------   ----------    -----

                                             $35,015,807   $49,762,340   91.24
                                             ===========   ===========   =====

                   RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                         Statements of Investments (continued)
                               December 31, 2002 and 2001

                                                            2001
                                        ----------------------------------------------
                                                                    Fair      % of Net
                                        Shares       Cost           Value      Assets
Allocation of Investments -
  Restricted Shares, Unrestricted
    Shares, and Other Securities

Restricted  Securities Under Rule 144              $17,030,345    $19,500,331    35.76
Unrestricted Securities                             13,352,018     19,957,562    36.59
Other Securities(5)                                  4,633,444     10,304,447    18.89


(1)  Valued at fair value as determined by the Investment Adviser (note 6).
(2)  Restricted securities under Rule 144 (note 7).
(3)  Company is liquidating in bankruptcy.
(4)  Interest payments under the terms of the convertible  debentures are delinquent as of December 31, 2001.
(5)  Includes Miscellaneous  Securities,  securities of privately owned companies;  and securities for which there is no market.

                                         F-21

                       RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                    STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------
                                    JUNE 30, 2003   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     (UNAUDITED)        2002           2001           2000
-----------------------------------------------------------------------------------------------
Income:

   Interest                          $   347,486     $   278,573    $   423,002    $ 1,468,068

   Dividend income                     1,161,230          70,640        195,453        114,455

   Commitment and other fees               1,553          28,442          3,100        112,375
-----------------------------------  -----------   -------------    -----------    -----------
                                       1,510,269         377,655        621,555      1,694,898
-----------------------------------  -----------   -------------    -----------    -----------
Expenses (note 4):

   General and administrative            193,180         484,121        411,348        422,554

   Incentive fee                         196,260               0        919,429      1,611,135

   Interest expense                       38,444          61,071        123,199              0

   Legal and professional fees            80,514         109,927        128,323        121,187

   Management fees                       386,878         860,834        912,544      1,056,783
-----------------------------------  -----------   -------------    -----------    -----------
                                         895,276       1,515,953      2,494,843      3,211,359
-----------------------------------  -----------   -------------    -----------    -----------
      Net investment income (loss)       614,993      (1,138,298)    (1,873,288)    (1,516,461)

Realized and unrealized gain (loss)
   on investments:
   Net unrealized appreciation         8,500,437       8,205,633
    (depreciation) on investments                                     9,365,167     (1,507,015)
   Net realized gain on
     investments                         981,299       3,429,593      2,054,836      8,055,679
-----------------------------------  -----------   -------------    -----------    -----------
         Net gain on investments       9,481,736     (11,635,226)    11,420,003      6,548,664
-----------------------------------  -----------   -------------    -----------    -----------
         Net income                   10,096,729    ($12,773,524)   $ 9,546,715    $ 5,032,203
----------------------------------------------------------------------------------------------
Net income per share (note 2(e))     $      2.32    ($      2.93)   $      2.19    $      1.18
----------------------------------------------------------------------------------------------


See accompanying notes to financial statements

                                              F-22

                          RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                  STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                        JUNE 30, 2003     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         (UNAUDITED)          2002          2001           2000
-----------------------------------------------------------------------------------------------------
From operations:

  Net investment income (loss)          $    614,993    $ (1,138,298)   $ (1,873,288)   $ (1,516,461)

  Net realized gain on investments           981,299      (3,429,593)      2,054,836       8,055,679

  Increase (decrease) in unrealized
    appreciation on investments            8,500,437      (8,205,633)      9,365,167      (1,507,015)
--------------------------------------  ------------    ------------    ------------    ------------
    Net increase in  net assets
      resulting from operations           10,096,729     (12,773,524)      9,546,715       5,032,203
--------------------------------------  ------------    ------------    ------------    ------------
From distributions to stockholders:

  Common dividends from net
    investment income                       (870,344)              0               0        (140,900)
  Common dividends from realized
    gains                                          0      (2,355,274)     (6,239,230)              0
  Common dividends from other
    sources                                        0        (435,172)              0               0
--------------------------------------  ------------    ------------    ------------    ------------
    Net decrease in net assets
      resulting from distributions          (870,344)       (435,172)     (2,355,274)     (6,380,130)
--------------------------------------  ------------    ------------    ------------    ------------
From capital transactions:

   Shares issued                                   0               0               0       2,759,688

   Purchase of treasury stock                      0         (69,746)              0               0
--------------------------------------  ------------    ------------    ------------    ------------
     Net increase (decrease)
       in net assets resulting
       from capital contributions                  0         (69,746)              0       2,759,688
--------------------------------------  ------------    ------------    ------------    ------------
         Total increase in net assets      9,226,386     (13,278,442)      7,191,441       1,411,761


Net assets:

   Beginning of year                      41,259,065      54,537,508      47,346,067      45,934,306
----------------------------------------------------------------------------------------------------
   End of year                          $ 50,485,451    $ 41,259,066    $ 54,537,508    $ 47,346,067
----------------------------------------------------------------------------------------------------


See accompanying notes to financial statements

                                                 F-23

                           RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                        STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                        JUNE 30, 2003     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         (UNAUDITED)         2002            2001            2000
-------------------------------------------------------------------------------------------------------
Cash flows from operation activities:

  Net income                             $ 10,096,729    ($12,773,524)   $  9,546,715    $  5,032,203

  Adjustments to reconcile net
    income to net cash provided by
    (used in) operations:

    Net unrealized (appreciation)
      depreciation on investments          (8,500,437)      8,205,633      (9,365,167)      1,507,015

    Net realized (gain) loss on
      investments                            (981,299)      3,429,593      (2,054,836)     (8,055,679)

    Amortization of organization cost               0               0               0               0

    (Increase) decrease in interest
      and dividends receivable               (465,646)         61,177         349,571        (239,827)

    (Increase) decrease in other
      receivables                            (110,381)              0               0               0

    (Increase) decrease in other
      assets                                   37,191         (26,206)         25,949          28,685

    Increase (decrease) in accounts
      payable                                   9,526          (1,366)           (610)        (97,626)

    Increase  (decrease) in accounts
      payable - affiliate                     121,367         (45,156)         33,115          22,037

    Increase in accounts payable -
      brokerage                            25,490,441     (13,195,983)      5,715,122      16,482,024
--------------------------------------   ------------    ------------    ------------    ------------
      Net cash provided by (used in)
        operating activities               25,697,491     (14,345,832)      4,249,859      14,678,832
--------------------------------------   ------------    ------------    ------------    ------------
Cash flows from investing activities:

  Purchase of investments                  (3,676,266)     (6,851,707)     (3,509,674)     (7,838,711)

  Proceeds from sale of investments         3,031,501       4,911,282      10,364,052      10,366,539

  Repayment of debentures and notes            22,457         633,250         170,423               0
--------------------------------------   ------------    ------------    ------------    ------------
    Net cash provided by (used in)
      investing activities                   (622,308)     (1,307,175)      7,024,801       2,527,828
--------------------------------------   ------------    ------------    ------------    ------------
Cash flows from financing activities:

  Net proceeds from issuance of shares              0               0               0       2,759,688

  Purchase of treasury shares                       0         (69,746)              0               0

  Cash dividends                             (870,344)       (435,172)     (2,355,274)     (6,845,848)
--------------------------------------   ------------    ------------    ------------    ------------
    Net cash used in financing
      activities                             (870,344)       (504,918)     (2,355,274)     (4,086,160)
--------------------------------------   ------------    ------------    ------------    ------------
Net increase (decrease) in cash
  and cash equivalents                     24,204,839     (16,157,925)      8,919,386      13,120,500

Cash and cash equivalents at
  beginning of year                        10,968,001      27,125,926      18,206,540       5,086,040
-----------------------------------------------------------------------------------------------------
Cash and cash equivalents at end
  of period                              $ 35,172,840    $ 10,968,001    $ 27,125,926    $ 18,206,540
-----------------------------------------------------------------------------------------------------
Cash paid during the year for interest   $     38,444    $     61,071    $    123,199    $          0

Cash paid during the year for
  income/excise tax                      $      1,671    $      1,671    $     23,068    $     24,297


See accompanying notes to financial statements

                                                  F-24

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

        Periods ended June 30, 2003 and December 31, 2002, 2001 and 2000


Noncash investing and financing activities:

     During the quarter ended March 31, 2003, the Fund received common stock in settlement of amounts due from interest and dividends totaling $891,417. During the quarter ended June 30, 2003, the Fund received common stock in settlement of amounts due from interest totaling $1,994.

     During 2002, the Fund received common stock in settlement of amounts due from interest totaling $18,148 and from dividends totaling $6,805.

     During 2001, the Fund received common stock in settlement of amounts due form dividends totaling $3,366.

     During 2000, the Fund received common stock in settlement of amounts due from interest totaling $3,500 and received common stock in prepayment of interest totaling $135,000. The Fund also received common stock totaling $42,000 as a commitment fee.


See accompanying notes to financial statements.

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                          Notes to Financial Statements

                 June 30, 2003, December 31, 2002, 2001 and 2000


(1)  ORGANIZATION AND BUSINESS PURPOSE

     Renaissance Capital Growth & Income Fund III, Inc. (the Fund), is a non-diversified, closed-end fund that has elected to be treated as a Business Development Company under the Investment Company Act of 1940, as amended (1940 Act). The Fund, a Texas corporation, was organized in 1994 and commenced operations in 1995. The investment objective of the Fund is to provide its shareholders with current income and long-term capital appreciation by investing primarily in privately-placed convertible and equity securities of emerging growth public companies (portfolio companies). The Fund's investment adviser is RENN Capital Group, Inc. (Investment Adviser).

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  VALUATION OF INVESTMENTS

          Portfolio investments are stated at quoted market or fair value as determined by the Investment Adviser (note 6). The securities held by the Fund are primarily unregistered and their value does not necessarily represent the amounts that may be realized from their immediate sale or disposition.

     (b)  OTHER

          The Fund follows industry practice and records security transactions on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis.

     (c)  CASH AND CASH EQUIVALENTS

          The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

     (d)  FEDERAL INCOME TAXES

          The Fund has elected the special income tax treatment available to "regulated investment companies" ("RIC") under Subchapter M of the Internal Revenue Code (IRC) in order to be relieved of federal income tax on that part of its net investment income and realized capital gains that it pays out to its shareholders. The Fund's policy is to comply with the requirements of the IRC that are applicable to regulated investment companies. Such requirements include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund's taxable investment income to its shareholders. It is the intent of management to comply with all IRC requirements as they pertain to a RIC. Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation. This could result in a substantial reduction in the Fund's net assets as well as the amount of income available for distribution to shareholders.

          Therefore, no federal income tax provision is included in the accompanying financial statements.

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                 June 30, 2003, December 31, 2002, 2001 and 2000


     (e)  NET INCOME PER SHARE

          Net income per share is based on the weighted average of shares outstanding of 4,351,718 at June 30, 2003, 4,359,748 during 2002,
          4,361,618 during 2001, and 4,253,475 during 2000.

     (f)  USE OF ESTIMATES

          The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions as to the valuation of investments that effect the amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(3)  DUE TO BROKER

     The Fund conducts business with a broker for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with this broker. Due to broker represents a margin loan payable to the broker, which is secured by investments in securities maintained with the broker. Cash and cash equivalents related to the margin loan payable are held by the broker as collateral for the margin loan. The Fund is subject to credit risk to the extent the broker is unable to deliver cash balances or securities, or clear security transactions on exposure to the broker and believes the likelihood of loss under those circumstances is remote.

(4)  MANAGEMENT AND INCENTIVE FEES

     The Investment Adviser for the Fund is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to an Investment Advisory Agreement (the Agreement), the Investment Adviser performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund. In addition, under the Agreement, the Investment Adviser is reimbursed by the Fund for certain administrative expenses. A summary of fees and reimbursements paid by the Fund under the Agreement, the Prospectus and the original offering document are as follows:

     o The Investment Adviser receives a management fee equal to a quarterly rate of 0.4375% (1.75% annually) of the Fund's Net Assets, as determined at the end of such quarter with each such payment to be due as of the last day of the calendar quarter. The Fund incurred $386,878, $860,834, $912,544 and $1,056,483, for the periods ended
          June 30, 2003, and December 31, 2002, 2001 and 2000, respectively, for such management fees. Amounts payable for such fees at June 30, 2003, December 31, 2002 and 2001 were $223,901, $191,651 and $239,560, respectively, and are included in Accounts payable - affiliate on the statements of assets and liabilities.

     o The Investment Adviser receives an incentive fee in an amount equal to 20% of the Fund's realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses in excess of unrealized capital gains on the portfolio investments of the Fund. The incentive fee is calculated, accrued and paid on a quarterly basis. The Fund incurred $196,260, $0, $919,429 and $1,611,135, during the periods ended June 30, 2003, and December 31, 2002, 2001 and 2000, respectively, for such incentive fees. The amount payable for such fees at June 30, 2003 was $30,097 and is included in Accounts payable - affiliate on the statements of assets and liabilities.

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                          Notes to Financial Statements

                 June 30, 2003, December 31, 2002, 2001 and 2000


(4)  MANAGEMENT AND INCENTIVE FEES (CONTINUED)

     o The Investment Adviser was reimbursed by the Fund for administrative expenses paid by the Investment Adviser on behalf of the Fund. Such reimbursements were $49,279, $83,443, $117,894 and $101,929, for the periods ended June 30, 2003, and December 31, 2002, 2001 and 2000, respectively, and are included in general and administrative expenses in the accompanying statements of operations.

(5)  ELIGIBLE PORTFOLIO COMPANIES AND INVESTMENTS

     (a)  ELIGIBLE PORTFOLIO COMPANIES

          The Fund invests primarily in convertible securities and equity investments of companies that qualify as eligible portfolio companies as defined in Section 2(a)(46) of the 1940 Act or in securities that otherwise qualify for investment as permitted in Section 55(a)(1) through (5). Under the provisions of the 1940 Act at least 70% of the Fund's assets, as defined under the 1940 Act, must be invested in eligible portfolio companies. In the event the Fund has less than 70% of its assets in eligible portfolio investments, then it will be prohibited from making non-eligible investments until such time as the percentage of eligible investments again exceeds the 70% threshold.

     (b)  INVESTMENTS

          Investments are carried in the statements of assets and liabilities as of June 30, 2003, December 31, 2002, 2001 and 2000, at fair value, as determined in good faith by the Investment Adviser. The convertible debt securities held by the Fund generally have maturities between five and seven years and are convertible into the common stock of the issuer at a set conversion price at the discretion of the Fund. The common stock underlying these securities is generally unregistered and thinly to moderately traded, but is not otherwise restricted. Generally, the Fund may register and sell such securities at any time with the Fund paying the costs of registration. Interest on convertible securities is generally payable monthly. The convertible debt securities generally contain embedded call options giving the issuer the right to call the underlying issue. In these instances, the Fund has the right of redemption or conversion. The embedded call option will generally not vest until certain conditions are achieved by the issuer. Such conditions may require that minimum thresholds be met relating to underlying market prices, liquidity, and other factors.

(6)  VALUATION OF INVESTMENTS

     On a quarterly basis, RENN Group prepares a valuation of the assets of the Fund subject to the approval of the Board of Directors. The valuation principles are as follows:

     o Generally, the guiding principle for valuation is the application of objective standards. The objective standards for determining market prices and applying valuation methodologies will govern in all situations except where a debt issuer is in default.

     o Generally, the fair value of debt securities and preferred securities convertible into common stock is the sum of (a) the value of such securities without regard to the conversion feature, and (b) the value, if any, of the conversion feature. The fair value of debt securities without regard to conversion features is determined on the basis of the terms of the debt security, the interest yield, and the

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                 June 30, 2003, December 31, 2002, 2001 and 2000


(6)  VALUATION OF INVESTMENTS (CONTINUED)

          financial condition of the issuer. The fair value of preferred securities without regard to conversion features is determined on the basis of the terms of the preferred security, its dividend, and its liquidation and redemption rights and absent special circumstances will typically be equal to the lower of cost or 120% of the value of the underlying common stock. The fair value of the conversion features of a security, if any, are based on fair values of the derivative securities as of the relevant date less an allowance, as appropriate, for costs of registration, if any, and selling expenses.

     o Portfolio investments for which market quotations are readily available and which are freely transferable are valued as follows: (i) securities traded on a securities exchange or the Nasdaq or in the over-the-counter market are valued at the closing price on, or the last trading day prior to, the date of valuation, and (ii) securities traded in the over-the-counter market that do not have a closing price on, or the last trading day prior to, the date of valuation are valued at the weighted average of the closing bid and ask price for the last trading day on, or prior to, the date of valuation. Securities for which market quotations are readily available but are restricted from free trading in the public securities markets (such as Rule 144 stock) are valued by discounting the value for the last trading day on, or prior to, the date of valuation to reflect the liquidity caused by such restriction, but taking into consideration the existence, or lack thereof, of any contractual right to have the securities registered and freed from such trading restrictions.

     o Because there is no independent and objective pricing authority (i.e. a public market) for investments in privately held entities, the latest sale of equity securities by the entity governs the value of the enterprise. This valuation method causes the Fund's initial investment in the private entity to be valued at cost. Thereafter, new issuances of equity or equity-linked securities by a portfolio company will be used to determine enterprise value as they will provide the most objective and independent basis for determining the worth of the issuer.

          There can be no assurance that stated market fair values for private equities will stay constant, or that future equity raises will value the portfolio company at levels equal to or greater than the prior equity financing for the issuer. As a result, the Fund's valuation of a privately held portfolio company may be subject to downward adjustment that would directly impact the Fund's net asset value and which could result in a substantial reduction in the fund's net assets.

     o Where a portfolio company is in default on a debt instrument held by the Fund, and no market exists for that instrument, the fair value for the investment is determined on the basis of appraisal procedures established in good faith by the Investment Adviser. This type of fair value determination is based upon numerous factors such as the portfolio company's earnings and net worth, market prices for comparative investments (similar securities in the market place), the terms of the Fund's investment, and a detailed assessment of the portfolio company's future financial prospects. In the event of unsuccessful operations by a portfolio company, the appraisal may be based upon an estimated net realizable value when that investment is liquidated

          As of June 30, 2003, and December 31, 2002 and 2001, the net unrealized appreciation associated with investments held by the Fund was $15,041,337, $6,540,900, and $14,746,533 respectively.

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                 June 30, 2003, December 31, 2002, 2001 and 2000


(7)  RESTRICTED SECURITIES

     As indicated on the statements of investments as of June 30, 2003, December 31, 2002 and 2001, the Fund holds investments in shares of common stock, the sale of which is restricted. These securities have been valued by the Investment Adviser after considering certain pertinent factors relevant to the individual securities (note 6).

(8)  PURCHASE OF ADDITIONAL SHARES

     In accordance with Fund guidelines, certain shareholders reinvested their dividends in the Fund, purchasing 218,676 Fund shares issued directly by the Fund in 2000. The Fund issued no shares in 2003, 2002 or 2001 under the dividend reinvestment plan.

(9)  DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid by the Fund were as follows:

     2003 -- Not determinable until year-end     $  870,344 (through June 30)
     2002 -- Tax return of capital               $  435,172
     2001 -- Capital gains dividends             $2,355,274

     There were no undistributed earnings on a federal tax basis at the enc of both 2002 and 2001. The Capital loss carry over of $3,429,593 will expire on 2010. The tax cost of securities is identical to the book cost.

(10) FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for each share of common stock outstanding throughout the six months ended June 30, 2003, and the year ended December 31, 2002 and 2001, are as follows:

                                                  JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                   2003           2002           2001
                                                  --------     ------------   ------------
     Net asset value, beginning of period         $ 9.48         $12.50         $10.86
     Net investment income (loss)                   0.14          (0.26)         (0.43)
     Net realized and unrealized
       gain (loss) on investments                   2.18          (2.66)          2.61
                                                  ------         ------         ------
     Total return from investment
       Operations                                   2.32          (2.92)          2.18

     Distributions                                 (0.20)         (0.10)         (0.54)
                                                  ------         ------         ------

     Net asset value, end of period               $11.60         $ 9.48         $12.50
                                                  ------         ------         ------

     Per share market value, end of period        $ 9.35         $ 7.86         $10.31

     Portfolio turnover rate                        7.15%         12.13%          6.72%

     Six-month/Annual return(a)                    18.96%        (23.76%)        14.56%

                                            F-30

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                 June 30, 2003, December 31, 2002, 2001 and 2000


(10) FINANCIAL HIGHLIGHTS (CONTINUED)

                                        JUNE 30,  DECEMBER 31,  DECEMBER 31,
                                         2003        2002          2001
                                        --------  ------------  ------------

     Ratio to average net assets (b):
     Net investment loss                  1.44%     (2.31%)       (3.69%)
     Expenses, excluding incentive fees   1.64%      3.07%         3.10%
     Expenses, including incentive fees   2.10%      3.07%         4.91%

     (a) Six-month/Annual return was calculated by comparing the common stock price on the first day of the period to the common stock price on the last day of the period.
     (b)  Average net assets have been computed based on quarterly valuations.

No  dealer,  salesperson  or any other  person has
been authorized to give any information or to make
any representations  other than those contained in
this  Prospectus in connection with the offer made
by this  Prospectus  and,  if given or made,  such
information or representations  must not be relied
upon as having been  authorized by the Fund or the
Investment  Adviser.   This  Prospectus  does  not
constitute an offer to sell or the solicitation of
any  offer  to buy any  security  other  than  the
shares of Common Stock offered by this Prospectus,           1,450,572 SHARES OF COMMON STOCK
nor  does  it  constitute  an  offer  to sell or a      Issuable upon the Exercise of Transferable
solicitation  of any  offer to buy the  shares  of          Rights to Subscribe for such Shares
Common  Stock by  anyone  in any  jurisdiction  in
which   such   offer   or   solicitation   is  not
authorized,  or in which the  person  making  such
offer of  solicitation  is not qualified to do so,
or to any such  person to whom it is  unlawful  to
make  such  offer  or  solicitation.  Neither  the
delivery  of this  Prospectus  nor any  sale  made
hereunder shall, under any  circumstances,  create
any implication that information  contained herein
is correct as of any time  subsequent  to the date
hereof.  However,  if any material  change  occurs
while this  Prospectus  is  required  by law to be
delivered,  the  Prospectus  will  be  amended  or
supplemented accordingly.

                                                              ---------------------------------------------

                                                    Page
SUMMARY..............................................4
FEE TABLE AND EXAMPLE................................8
SELECTED FINANCIAL DATA.............................10
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  CONDITION AND RESULTS OF OPERATIONS...............11
MARKET RISK.........................................14
TRADING AND NET ASSET VALUE INFORMATION.............15
DIVIDENDS AND DIVIDEND REINVESTMENT PLAN............16                         [LOGO]
RISK FACTORS........................................17
THE OFFERING........................................22
USE OF PROCEEDS.....................................32
THE FUND............................................33
INVESTMENT OBJECTIVES...............................38
MANAGEMENT..........................................48        RENAISSANCE CAPITAL GROWTH & INCOME FUND
INFORMATION ABOUT THE FUND'S OFFICERS AND THE                                  III, INC.
  INVESTMENT ADVISER................................51
PRINCIPAL SHAREHOLDERS..............................53
FEDERAL INCOME TAX CONSIDERATIONS...................54
DESCRIPTION OF COMMON STOCK.........................59
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING                           ________________, 2003
  AGENT AND REGISTRAR...............................60
EXPERTS.............................................60
LEGAL MATTERS.......................................61
REPORTS TO SHAREHOLDERS.............................61
FURTHER INFORMATION.................................61
INDEX TO FINANCIAL STATEMENTS......................F-1
INDEX OF EXHIBITS..................................I-1
                                                              ---------------------------------------------


                           PART C - OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

1.   Financial Statements

     See "Index to Financial Statements" in the Prospectus.

2.   Exhibits:

     a.   Amended Articles of Incorporation(1)

     b.   Bylaws(2)


     d.   *(d)(2)Form of Subscription Certificate

          *(d)(3)Form  of Notice of  Guaranteed  Delivery  for  Shares of Common
          Stock

     e.1  Dividend Reinvestment Plan(3)

     e.2  Amendment No. 1 to Dividend Reinvestment Plan(4)

     g.1  Investment Advisory Agreement(5)

     g.2  Amendment No. 1 to Investment Advisory Agreement(6)

     j.1  Custodial Agreement with The Frost National Bank(7)

     j.2  *Information Agent Agreement

     j.3  *Subscription Agent Agreement

     l.   *Opinion and Consent of Kirkpatrick & Lockhart LLP

     n.   Consent of Ernst & Young LLP

     r.   Code of Ethics(8)

-----------------

(1) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(2) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(3) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(4) Incorporated by reference from Form 10-Q for the quarter ended March 31, 2002 as filed with the Securities and Exchange Commission.

(5) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(6) Incorporated by reference from Form 10-K for the year ended December 31, 1999 as filed with the Securities and Exchange Commission.

(7) Incorporated by reference from Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission.

(8) Incorporated by reference from Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission.

-----------------
*To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS.
          ----------------------

     None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.
          -------------------------------------------

     The following table sets forth the expenses to be incurred in connection with the Offering described in this Registration Statement:

     SEC Registration Fee                               $

     Nasdaq National Market Listing Fees                $

     Printing                                           $

     Accounting fees and expenses                       $

     Legal fees and expenses                            $

     Subscription Agent fees and expenses               $

     Information Agent fees and expenses                $

     Miscellaneous                                      $
                                                        ---------------------
     Total                                              $
                                                        =====================

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

     Affiliates of Russell Cleveland, the President and CEO of the Fund, are the beneficial owners of 5.8% of the Fund's outstanding Common Stock. He also owns eighty percent (80%) of the outstanding Common Stock of RENN Capital Group, Inc., the investment adviser to the Fund and the investment manager of two investment trusts listed on the London Stock Exchange. See "Principal Shareholders," "Management - Information Concerning Directors" and "Information About the Fund's Officers and the Investment Adviser" in the Prospectus.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.
          -------------------------------

     There are 863 holders of record of the Fund's Common Stock, as of September 30, 2003.

ITEM 29.  INDEMNIFICATION.
          ---------------

     Article Nine of the Articles of Incorporation provide that any director, officer or employee of the Registrant shall be indemnified by Registrant against reasonable expenses, including attorney's fees and amounts paid in satisfaction of judgments or in settlement resulting from civil or criminal action or proceeding, except in relation to matters in which such person is liable for willful misfeasance, bad faith, gross negligence or reckless disregarding the performance of his duties.

     Paragraph 9 of the Investment Advisory Agreement provides that the Registrant shall indemnify, to the extent permitted by law, the Adviser and any of its Affiliates, who was, is or is threatened to be made a party to any threatened, pending or completed action of proceeding whether civil, criminal, administrative or investigative by reason of any actual or alleged acts or omissions arising out of the activities of such person, if such activities were performed in good faith either on behalf of the Fund or in furtherance of the interest of the Fund, and in a manner reasonably believed by such person to be within the scope of the authority conferred by this Agreement or by law against losses, damages or expenses for which such person has not otherwise been reimbursed (including, but not limited to, accountants' and attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person in connection with such action or proceeding, so long as such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of his obligations and duties under such contract, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

     RENN Capital Group, Inc. serves as the investment adviser to the Fund and is the investment manager of two investment trusts listed on the London Stock Exchange.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

     The books, accounts and records of the Fund are located at the offices of RENN Capital Group, Inc., 8080 N. Central Expressway, Suite 210, Dallas, Texas 75206.

ITEM 32.  MANAGEMENT SERVICES.
          -------------------

     Not applicable.

ITEM 33.  UNDERTAKINGS.
          ------------

     (1) The Registration undertakes to suspend the offering of shares covered hereby until it amends its prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent (10%) from its net asset value as of the effective date of this Registration Statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (2)  Not applicable.

     (3)  Not applicable.

     (4)  The Registrant undertakes:

          a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77j(1)(3)];

               (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          b. that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          c.   to  remove  from   registration  by  means  of  a  post-effective
     amendment any of the securities being registered which remain unsold at the termination of the Offering.

     (5)  The Registrant undertakes that:

          a. For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas and the State of Texas, on the 29th day of October, 2003.

                              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.



                              By:  /s/ Russell Cleveland
                                   ---------------------------------------------
                                       Russell Cleveland
                                       President and CEO

Each of the undersigned directors of RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC., hereby constitute and appoint Russell Cleveland, his true and lawful attorney-in-fact, with full power of substitution, to sign for him and in his name, the Registration Statement on Form N-2, and any pre-effective amendments and post-effective amendments to said Registration Statements, any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. Each of them hereby ratifies and confirms all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in their capacities as officer and directors of the Registrant.

     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----

/s/  Russell Cleveland         President, CEO and Director      October 30, 2003
----------------------------   (Principal Executive Officer)
Russell Cleveland


/s/  Barbe Butschek            Secretary and Treasurer          October 30, 2003
----------------------------   (Principal Accounting
Barbe Butschek                 Officer)


/s/  Ernest C. Hill            Director                         October 30, 2003
----------------------------
Ernest C. Hill

     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----


/s/  Peter Collins             Director                         October 30, 2003
----------------------------
Peter Collins


/s/  Edward O. Boshell, Jr.    Director                         October 30, 2003
----------------------------
Edward O. Boshell, Jr.


/s/  Charles C. Pierce, Jr.    Director                         October 30, 2003
----------------------------
Charles C. Pierce, Jr.

                                INDEX OF EXHIBITS

a.   Amended Articles of Incorporation(1)

b.   Bylaws(2)

d.   *(d)(2)Form of Subscription Certificate

     *(d)(3)Form of Notice of Guaranteed Delivery for Shares of Common Stock

e.1  Dividend Reinvestment Plan(3)

e.2  Amendment No. 1 to Dividend Reinvestment Plan(4)

g.1  Investment Advisory Agreement(5)

g.2  Amendment No. 1 to Investment Advisory Agreement(6)

j.1  Custodial Agreement with The Frost National Bank(7)

j.2  *Information Agent Agreement

j.3  *Subscription Agent Agreement

l.   *Opinion and Consent of Kirkpatrick & Lockhart LLP

n.   Consent of Ernst & Young LLP

r.   Code of Ethics(8)

-----------------
(1) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(2) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(3) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(4) Incorporated by reference from Form 10-Q for the quarter ended March 31, 2002 as filed with the Securities and Exchange Commission.

(5) Incorporated by reference from Form N-2 as filed with the Securities and Exchange Commission February 25, 1994 (Registration No. 33-75758).

(6) Incorporated by reference from Form 10-K for the year ended December 31, 1999 as filed with the Securities and Exchange Commission.

(7) Incorporated by reference from Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission.

(8) Incorporated by reference from Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission.

-----------------
*To be filed by amendment.

                                      I-1